                                                                    EXHIBIT 99.0
================================================================================
--------------------------------------------------------------------------------

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT



                          Dated as of March 13, 1997

                                     among

                                 MATTEL, INC.,

                            THE BANKS NAMED HEREIN,

                                      and

                        BANK OF AMERICA NATIONAL TRUST
                       AND SAVINGS ASSOCIATION, as Agent


                                  Arranged By

[LOGO APPEARS HERE]
                          BANCAMERICA SECURITIES, INC.

--------------------------------------------------------------------------------
================================================================================

                                 MATTEL INC.
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                               TABLE OF CONTENTS

SECTION 1.
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.1  Certain Defined Terms. . . . . . . . . . . . . . . . . . . . .      1
     1.2  Other Definitional Provisions. . . . . . . . . . . . . . . . .     17

SECTION 2.
THE COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
     2.1  The Aggregate Facilities Commitment. . . . . . . . . . . . . .     17
     2.2  Loan Accounts and Notes. . . . . . . . . . . . . . . . . . . .     17
     2.3  Borrowing Procedure. . . . . . . . . . . . . . . . . . . . . .     18
     2.4  Conversion and Continuation Elections. . . . . . . . . . . . .     19
     2.5  Adjustments of Aggregate Loan Commitment and
          Aggregate Receivables Commitment . . . . . . . . . . . . . . .     20
     2.6  Voluntary Prepayments. . . . . . . . . . . . . . . . . . . . .     21
     2.7  Repayment of Loans . . . . . . . . . . . . . . . . . . . . . .     22
     2.8  Interest on the Loans. . . . . . . . . . . . . . . . . . . . .     22
     2.9  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
     2.10 Calculation of Interest and Fees . . . . . . . . . . . . . . .     23
     2.11 Payments by the Company. . . . . . . . . . . . . . . . . . . .     23
     2.12 Payments by the Banks to the Agent . . . . . . . . . . . . . .     24
     2.13 Sharing of Payments, Etc.. . . . . . . . . . . . . . . . . . .     25

SECTION 3.
PAYMENTS IN GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . .     26
     3.1  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
     3.2  Capital Adequacy . . . . . . . . . . . . . . . . . . . . . . .     29
     3.3  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     3.4  Increased Costs and Reduction of Return. . . . . . . . . . . .     30
     3.5  Funding Losses . . . . . . . . . . . . . . . . . . . . . . . .     30
     3.6  Inability to Determine Rates . . . . . . . . . . . . . . . . .     31
     3.7  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . .     32

SECTION 4.
CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . .     32
     4.1  Conditions to Effectiveness. . . . . . . . . . . . . . . . . .     32
     4.2  Conditions to All Loans. . . . . . . . . . . . . . . . . . . .     34

SECTION 5.
REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . . . . .     35
     5.1  Organization and Powers. . . . . . . . . . . . . . . . . . . .     35
     5.2  Good Standing. . . . . . . . . . . . . . . . . . . . . . . . .     35
     5.3  Material Subsidiaries. . . . . . . . . . . . . . . . . . . . .     35
     5.4  Authorization of Borrowing . . . . . . . . . . . . . . . . . .     36
     5.5  No Conflict. . . . . . . . . . . . . . . . . . . . . . . . . .     36
     5.6  Governmental Consents. . . . . . . . . . . . . . . . . . . . .     36
     5.7  Binding Obligation . . . . . . . . . . . . . . . . . . . . . .     36

     5.8  Financial Condition. . . . . . . . . . . . . . . . . . . . . .    36
     5.9  Changes, Etc . . . . . . . . . . . . . . . . . . . . . . . . .    37
     5.10 Title to Properties. . . . . . . . . . . . . . . . . . . . . .    37
     5.11 Litigation; Adverse Facts. . . . . . . . . . . . . . . . . . .    37
     5.12 Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . .    38
     5.13 Agreements . . . . . . . . . . . . . . . . . . . . . . . . . .    38
     5.14 Performance. . . . . . . . . . . . . . . . . . . . . . . . . .    38
     5.15 Governmental Regulation. . . . . . . . . . . . . . . . . . . .    38
     5.16 Employee Benefit Plans . . . . . . . . . . . . . . . . . . . .    38
     5.17 Environmental Matters. . . . . . . . . . . . . . . . . . . . .    39
     5.18 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . .    39
     5.19 Subordination Agreements . . . . . . . . . . . . . . . . . . .    39

SECTION 6.
AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . .    40
     6.1  Reporting and Information Requirements . . . . . . . . . . . .    40
     6.2  Corporate Existence, etc . . . . . . . . . . . . . . . . . . .    43
     6.3  Payment of Taxes and Claims; Tax Consolidation . . . . . . . .    43
     6.4  Maintenance of Properties; Insurance . . . . . . . . . . . . .    43
     6.5  Inspection of Property and Books and Records . . . . . . . . .    44
     6.6  Use of Proceeds of Loans . . . . . . . . . . . . . . . . . . .    44
     6.7  Environmental Laws . . . . . . . . . . . . . . . . . . . . . .    44
     6.8  Subordination Agreements . . . . . . . . . . . . . . . . . . .    45

SECTION 7.
NEGATIVE COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . . . . .    45
     7.1  Secured Indebtedness . . . . . . . . . . . . . . . . . . . . .    45
     7.2  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
     7.3  Restriction on Fundamental Changes . . . . . . . . . . . . . .    46
     7.4  Sale or Discount of Receivables. . . . . . . . . . . . . . . .    46
     7.5  Consolidated Funded Indebtedness to Total
          Capitalization . . . . . . . . . . . . . . . . . . . . . . . .    47
     7.6  Interest Coverage Ratio. . . . . . . . . . . . . . . . . . . .    47
     7.7  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
     7.8  Margin Regulations . . . . . . . . . . . . . . . . . . . . . .    47
     7.9  Independence of Covenants. . . . . . . . . . . . . . . . . . .    48

SECTION 8.
EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     8.1  Events of Default. . . . . . . . . . . . . . . . . . . . . . .    48
     8.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
     8.3  Rights Not Exclusive . . . . . . . . . . . . . . . . . . . . .    51

SECTION 9.
THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
     9.1  Appointment and Authorization. . . . . . . . . . . . . . . . .    52
     9.2  Delegation of Duties . . . . . . . . . . . . . . . . . . . . .    52
     9.3  Liability of Agent . . . . . . . . . . . . . . . . . . . . . .    52
     9.4  Reliance by Agent. . . . . . . . . . . . . . . . . . . . . . .    53
     9.5  Notice of Default. . . . . . . . . . . . . . . . . . . . . . .    53
     9.6  Credit Decision. . . . . . . . . . . . . . . . . . . . . . . .    54

     9.7  Indemnification. . . . . . . . . . . . . . . . . . . . . . . .     54
     9.8  Agent in Individual Capacity . . . . . . . . . . . . . . . . .     55
     9.9  Successor Agent. . . . . . . . . . . . . . . . . . . . . . . .     55

SECTION 10.
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
     10.1 Assignments, Participations, etc.. . . . . . . . . . . . . . .     56
     10.2 Survival of Warranties and of Certain Agreements . . . . . . .     59
     10.3 Failure or Indulgence Not Waiver;
          Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . .     59
     10.4 Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . .     59
     10.5 Set Off. . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
     10.6 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
     10.7 Severability . . . . . . . . . . . . . . . . . . . . . . . . .     61
     10.8 Amendments and Waivers . . . . . . . . . . . . . . . . . . . .     61
     10.9 Obligations Several. . . . . . . . . . . . . . . . . . . . . .     62
     10.10 Certain Changes . . . . . . . . . . . . . . . . . . . . . . .     62
     10.11 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . .     62
     10.12 Applicable Law. . . . . . . . . . . . . . . . . . . . . . . .     62
     10.13 Successors and Assigns. . . . . . . . . . . . . . . . . . . .     63
     10.14 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . .     63
     10.15 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . .     63
     10.16 Amendment and Restatement . . . . . . . . . . . . . . . . . .     64

SIGNATURE PAGES                                                             S-1


EXHIBITS
--------

   A        Form of Note
   B        Form of Notice of Borrowing
   C        Form of Notice of Conversion/Continuation
   D        Form of Officers' Certificate
   E        Form of Opinion of Assistant General Counsel of
            Company
   F-1      Form of Fisher-Price Continuing Guaranty
   F-2      Form of Mattel Sales Continuing Guaranty
   G-1      Form of Fisher-Price Subordination Agreements
   G-2      Form of Mattel Sales Subordination Agreements
   H        Form of Change in Commitments
   I        Form of Notice of Assignment and Acceptance


SCHEDULES
---------

    1.1     Commitments and Pro Rata Shares
    5.3     Material Subsidiaries of Company
    5.11    Material Litigation
    7.2     Certain Liens

                                 MATTEL, INC.
                                 ------------
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


          This FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is dated as of March 13, 1997 and is entered into by and among MATTEL, INC., a Delaware corporation (the "Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Bank" and collectively as the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the agent for the Banks (the "Agent").

                            PRELIMINARY STATEMENTS
                            ----------------------

          A. The Company, certain of the Banks and the Agent are parties to that certain Credit Agreement dated as of March 10, 1995, as amended, (as so amended, the "Existing Credit Agreement") pursuant to which the Banks agreed to make certain credit facilities available to the Company in accordance with the terms of the Existing Credit Agreement.

           B. The Company, the Banks and the Agent desire to amend and restate the Existing Credit Agreement in its entirety on the terms and conditions set forth herein.

          In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Banks and the Agent agree to amend and restate the Existing Credit Agreement in its entirety as follows:


                                  SECTION 1.

                                 DEFINITIONS.
                                 -----------

          1.1 Certain Defined Terms. The following terms used in this Agreement shall have the following meanings:

          "Affiliate", as applied to any Person, means any other Person directly
           ---------
or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" has the meaning assigned to that term in the introduction to
           -----
this Agreement.

          "Agent-Related Persons" means Bank of America and any successor agent
           ---------------------
arising under Section 9.9, together with their respective Affiliates (including, in the case of Bank of America, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Aggregate Facilities Commitment" means the amount set forth opposite
           -------------------------------
"Total" under "Facilities Commitments" on Schedule 1.1, as such amount may be adjusted pursuant to Section 2.5.

          "Aggregate Loan Commitment" means the amount set forth opposite
           -------------------------
"Total" under "Loan Commitment" on Schedule 1.1, as such amount may be adjusted pursuant to Section 2.5.

          "Aggregate Receivables Commitment" means the amount set forth opposite
           --------------------------------
"Total" under "Receivables Commitment" on Schedule 1.1, as such amount may be adjusted pursuant to Section 2.5.

          "Agreement" means this Credit Agreement, as it may hereafter be
           ---------
amended, supplemented, restated or otherwise modified from time to time.

          "Applicable Amount" means, for each type of Loan and the commitment
           -----------------
fee, the amount (expressed in basis points per annum) set forth in the chart below opposite the Applicable Level then in effect:

                    (Basis Points Per Annum)
============================================================
    Applicable    Commitment      Eurodollar      CD Rate
      Level          Fee         Rate Loans +     Loans +
============================================================
       1            6.50           20.00           32.50
------------------------------------------------------------
       2            7.50           22.50           35.00
------------------------------------------------------------
       3            9.00           27.50           40.00
------------------------------------------------------------
       4           11.00           32.50           45.00
------------------------------------------------------------
       5           15.00           37.50           50.00
------------------------------------------------------------
       6           25.00           62.50           75.00
============================================================

          "Applicable Level" means Level 1, Level 2, Level 3, Level 4, Level 5
           ----------------
or Level 6, whichever is then applicable, as determined from the Company's unsecured long-term debt ratings then in effect as announced by each rating agency. Any change in the Applicable Level shall become effective upon any public announcement of any change in any rating that requires a change in the Level in accordance with the definitions of Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6.

          "Arranger" means BancAmerica Securities, Inc., a Delaware corporation.
           --------
          "Availability Period" means the period from the Effective Date to but excluding the Termination Date.

          "Bank" has the meaning assigned to that term in the introduction to
           ----
this Agreement.

          "Bank Affiliate" means a Person engaged primarily in the business of
           --------------
commercial banking and that is a Subsidiary of a Bank or of a Person of which a Bank is a Subsidiary.

          "Bank of America" means Bank of America National Trust and Savings
           ---------------
Association.

          "Base Rate" means a fluctuating rate per annum which is the higher of
           ---------
(a) the Federal Funds Rate plus one-half of one percent (1/2%) per annum and (b) the Reference Rate.

          "Base Rate Loans" means Loans made by the Banks bearing interest at
           ---------------
rates determined by reference to the Base Rate.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City, New York or San Francisco, California are authorized or required by law to close and, if the applicable Business Day relates to any Eurodollar Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Assets" means, as at any date of determination, those assets
           --------------
of a Person that would, in conformity with GAAP, be classified as property, plant or equipment on the balance sheet of that Person.

          "Capital Lease" as applied to any Person, means any lease of any
           -------------
property (whether real, personal or mixed) by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person other than, in the case of the Company or any of its Subsidiaries, any such lease under which the Company or any of its Subsidiaries is the lessor.

          "CD Rate" means, for each Interest Period in respect of CD Rate Loans
           -------
comprising a part of the same borrowing, the rate of interest (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

     CD Rate = Certificate of Deposit Rate  + Assessment
               ---------------------------
                1.0 - Reserve Percentage      Rate

          Where:

          "Assessment Rate" means, for any day of such Interest Period, the rate
           ---------------
     determined by the Agent as equal to the annual assessment rate in effect on such day payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. (S)327.3(d)) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

          "Certificate of Deposit Rate" means for any Interest Period for CD
           ---------------------------
     Rate Loans the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest 1/100th of 1%) of the rates notified to the Agent by the Reference Banks as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by the Reference Banks for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loans to be made, at the time selected by the Agent on the first day of such Interest Period.

          "Reserve Percentage" means for any Interest Period for CD Rate Loans
           ------------------
     the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%), as determined by the Agent, in effect on the first day of such Interest Period (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages) prescribed by the Federal Reserve Board for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

          "CD Rate Loan" means a Loan that bears interest based
           ------------
on the CD Rate.

          "Change in Commitment Notice" means a notice substantially in the form
           ---------------------------
of Exhibit H hereto with respect to a reallocation of Commitments.

          "Combined Total Outstanding Investment" means an amount equal to the
           -------------------------------------
sum of (a) the Total Outstanding Investment under the Transfer and Administration Agreement plus (b) the analogous amount under Other Permitted Accounts Receivable Financing Facilities relating to the sales of accounts receivable of Domestic Subsidiaries (without duplication for accounts receivable sold to a Subsidiary of the Company and then sold to a third party purchaser).

          "Commitment" means the Aggregate Loan Commitment or the Aggregate
           ----------
Receivables Commitment (collectively, the "Commitments").

          "Consolidated Funded Indebtedness" means, at any date of
           --------------------------------
determination, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all obligations and liabilities, whether current or long-term, for borrowed money, (b) that portion of obligations with respect to Capital Leases which is capitalized on the consolidated balance sheet of the Company and its Subsidiaries, and (c) all guaranties of unconsolidated funded obligations for borrowed money, all determined in conformity with GAAP.

          "Consolidated Net Income" for any period, means the net income (or
           -----------------------
loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

          "Consolidated Tangible Net Worth" means, as at any date of
           -------------------------------
determination, the net worth of the Company and its Subsidiaries on a consolidated basis minus foreign exchange currency translation adjustments and intangible assets, all determined in conformity with GAAP.

          "Contingent Obligation", as applied to any Person, means, without
           ---------------------
duplication, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent

Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise)
(x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, if in the case of any agreement described under subclauses (x) or (y) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported. The amount of any Contingent Obligation denominated in a currency other than Dollars shall be equal to the Dollar Equivalent of such Contingent Obligation.

          "Contractual Obligation", as applied to any Person, means any
           ----------------------
provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollars" means lawful money of the United States of America.
           -------

          "Domestic Subsidiary" means a Subsidiary of the Company that is
           -------------------
incorporated in a jurisdiction of the United States of America.

          "Duff & Phelps" means Duff & Phelps Credit Rating Co.
           -------------

          "Effective Date" means the date on or after March 13, 1997 on which
           --------------
all the conditions in Section 4.1 are satisfied or waived.

          "Eligible Assignee" means (i) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for

Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Person or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Person, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means, at any time, the Employee Retirement Income Security
           -----
Act of 1974, as amended from time to time and any successor statute, and the rules and regulations promulgated thereunder.

          "ERISA Affiliate", as applied to any Person, means any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of
Section 414(b) and 414(c) of the Internal Revenue Code.

          "Eurodollar Rate Loans" means Loans bearing interest at rates
           ---------------------
determined by reference to the Eurodollar Rate as provided in Section 2.8(a).

          "Eurodollar Rate" means, for each Interest Period for any Eurodollar
           ---------------
Rate Loan, an interest rate per annum (rounded upward to the nearest 1/16 of one percent) determined pursuant to the following formula:

     Eurodollar Rate =               LIBOR
                       ------------------------------------
                       1.00 - Eurodollar Reserve Percentage

     Where,

               "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal rounded upward to the next 1/100 of one percent) in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities") having a term equal to such Interest Period; and

               "LIBOR" means the rate of interest per annum determined by the
                -----
     Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a Eurodollar Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at or about 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Interest Period.

          "Event of Default" means any of the events set forth in Section 8.1.
           ----------------

          "Exchange Act" means, at any time, the Securities Exchange Act of
           ------------
1934, as amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

          "Existing Credit Agreement" has the meaning set forth in Recital A
           -------------------------
hereto.

          "Federal Funds Rate" means the weighted average of the rates on
           ------------------
overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day of determination (or if such day of determination is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System or any successor thereof.

          "Fisher-Price" means Fisher-Price, Inc., a Delaware corporation.
           ------------

          "Fisher-Price Guaranty" means the First Amended and Restated
           ---------------------
Continuing Guaranty signed by Fisher-Price substantially in the form of Exhibit F-1 hereto, as amended, supplemented, restated or otherwise modified from time to time.

          "Fisher-Price Subordination Agreement" means the First Amended and
           ------------------------------------
Restated Fisher-Price Subordination Agreement substantially in the form of Exhibit G-1 attached hereto signed by the Company and certain Affiliates of the Company with respect to which Fisher-Price has material outstanding obligations, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time.

          "Fitch" means Fitch Investors Service, Inc.
           -----

          "Funding Date" means the Business Day of the funding of a Loan.
           ------------

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Person" means the government of the United States or the
           -------------------
government of any state or locality therein, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or any state or locality therein, including the Federal Deposit Insurance Company, the Comptroller of the Currency or the Federal Reserve Board.

          "Governmental Rule" means any law, statute, rule, regulation,
           -----------------
ordinance, order, judgment, guidelines or decision of any Governmental Person.

          "Indebtedness", as applied to any Person, means (i) all indebtedness
           ------------
for borrowed money, (ii) that portion of obligations with respect to Capital Leases which is required to be capitalized on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (y) due more than twelve months from the date of incurrence of the obligation in respect thereof, or (z) evidenced by a promissory note and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person. The amount of any Indebtedness shall be the principal amount of and all interest, premium, if any, and other fees and expenses accrued on any of the foregoing.

          "Ineligible Securities" means securities which may not be underwritten
           ---------------------
or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. (S) 24, Seventh), as amended.

          "Interest Payment Date" means, with respect to any CD Rate Loan or
           ---------------------
Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and, with respect to any Base Rate Loan, the last day of each calendar quarter, and with respect to all Loans, the Termination Date; provided, however, that if any Interest Period for a CD Rate Loan or Eurodollar Rate Loan exceeds 90 days or three months, respectively, interest shall also be paid on the date which falls 90 days or three months after the beginning of such Interest Period.

          "Interest Period" means, (a) with respect to any Eurodollar Rate Loan,
           ---------------
the period commencing on the Business Day the Eurodollar Rate Loan is disbursed or continued or on the date on which a Loan is converted into a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; and (b) with respect to any CD Rate Loan, the period commencing on the date the CD Rate Loan is disbursed or continued or on the date on which a Loan is converted into a CD Rate Loan and ending 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:
                            --------

          (i) if any Interest Period pertaining to a Eurodollar Rate Loan or CD Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (iii) no Interest Period shall extend beyond the Termination Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended to the date hereof and from time to time hereafter, and the rules and regulations promulgated thereunder.

          "Lending Office" means, with respect to any Bank, the office or
           --------------
offices of the Bank specified as its "Lending Office" or "Domestic Lending Office" or "Eurodollar Lending Office," as the case may be, opposite its name on
Schedule 10.6 hereto, or such other office or offices of the Bank as it may from time to time specify to the Company and the Agent in writing.

          "Level 1" means the Company's senior unsecured long-term debt carries
           -------
two or more of the following ratings (provided at least one of such ratings is from S&P or Moody's):

                    A or higher by S&P
                    A2 or higher by Moody's
                    A or higher by Duff & Phelps
                    A or higher by Fitch

          "Level 2" means that the criteria of Level 1 are not satisfied and the
           -------
Company's senior unsecured long-term debt carries two or more of the following ratings (provided at least one of such ratings is from S&P or Moody's):

                    A- or higher by S&P
                    A3 or higher by Moody's
                    A- or higher by Duff & Phelps
                    A- or higher by Fitch

          "Level 3" means that neither of the criteria of Level 1 or Level 2 are
           -------
not satisfied and the Company's senior unsecured long-term debt carries two or more of the following ratings (provided at least one of such ratings is from S&P or Moody's):

                    BBB+ or higher by S&P
                    Baa1 or higher by Moody's
                    BBB+ or higher by Duff & Phelps
                    BBB+ or higher by Fitch

          "Level 4" means that none of the criteria of Level 1, Level 2 or Level
           -------
3 are satisfied and the Company's senior unsecured long-term debt carries two or more of the following ratings (provided at least one of such ratings is from S&P or Moody's):

                    BBB  or higher by S&P
                    Baa2 or higher by Moody's
                    BBB  or higher by Duff & Phelps
                    BBB  or higher by Fitch

          "Level 5" means that none of the criteria of Level 1, Level 2, Level 3
           -------
or Level 4 are satisfied and the Company's senior unsecured long-term debt carries two or more of the following ratings (provided at least one of such ratings is from S&P or Moody's):

                    BBB- or higher by S&P
                    Baa3 or higher by Moody's
                    BBB- or higher by Duff & Phelps
                    BBB- or higher by Fitch

          "Level 6" means that none of the criteria of Level 1, Level 2, Level
           -------
3, Level 4 or Level 5 are satisfied.

          "Lien" means any lien, mortgage, pledge, security interest, charge or
           ----
encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any kind of security interest).

          "Loan Commitment" means, for each Bank, the amount set forth under
           ---------------
"Loan Commitment" on Schedule 1.1, as such amount may be adjusted pursuant to
Section 2.5.

          "Loan Documents" means this Agreement, any Notes, the Mattel Sales
           --------------
Guaranty, the Fisher-Price Guaranty, the Mattel Sales Subordination Agreement, the Fisher-Price Subordination Agreement and all documents and instruments delivered in connection therewith (other than the Transfer and Administration Agreement and the documents delivered pursuant thereto).

          "Loans" has the meaning set forth in Section 2.1.
           -----

          "Margin Stock" has the meaning assigned to the term "Margin Stock" in
           ------------
Regulation U of the Federal Reserve Board as in effect from time to time.

          "Material Adverse Effect" means (i) a material adverse effect upon the
           -----------------------
business, operations, properties, assets, business prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (ii) a material impairment of the ability of the Company to perform the Obligations or of the Banks to enforce the Obligations.

          "Material Subsidiary" means a Subsidiary of the Company, including its
           -------------------
Subsidiaries, which meets any of the following conditions:

          (a) the Company's and its Subsidiaries' investments in, and advances to, the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year (for a proposed business combination to be accounted for as a pooling of interest, this condition is also met when the number of common shares exchanged or to be exchanged by the Company exceeds 10 percent of its total common shares outstanding at the date the combination is initiated); or

          (b) the Company and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

          (c) the Company and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

          For purpose of meeting the prescribed income test the following guidance should be applied:

          (i) When a loss has been incurred by either the Company and its Subsidiaries consolidated or the tested Subsidiary, but not both, the equity in the income or loss of the tested Subsidiary should be excluded from the income of the Company and its Subsidiaries consolidated for purposes of the computation.

          (ii) If income of the Company and its Subsidiaries consolidated for the most recent fiscal year is at least 10 percent lower than the average of the income for the last five years, such average income should be substituted for purposes of the computation. Any loss years should be omitted for purposes of computing average income.

          (iii) Where the test involves combined entities, as in the case of determining whether summarized financial data should be presented, entities reporting losses shall not be aggregated with entities reporting income.

          "Mattel Sales" means Mattel Sales Corp., a California corporation.
           ------------

          "Mattel Sales Guaranty" means the First Amended and Restated
           ---------------------
Continuing Guaranty signed by Mattel Sales substantially in the form of Exhibit F-2 hereto, as amended, supplemented, restated or otherwise modified from time to time.

          "Mattel Sales Subordination Agreement" means the First Amended and
           ------------------------------------
Restated Mattel Sales Subordination Agreement substantially in the form of Exhibit G-2 attached hereto signed by the Company and certain Affiliates of the Company with respect to which Mattel Sales has material outstanding obligations, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is maintained for employees of the Company or any ERISA Affiliate of the Company.

          "Note" means a promissory note of the Company payable to the order of
           ----
a Bank substantially in the form of Exhibit A hereto, evidencing the Loans made by such Bank to the Company.

          "Notice of Borrowing" means a notice substantially in the form of
           -------------------
Exhibit B hereto with respect to a proposed borrowing pursuant to Section
2.3(a).

          "Notice of Conversion/Continuation" means a notice given by the
           ---------------------------------
Company to the Agent pursuant to Section 2.4, in substantially the form of Exhibit C hereto.

          "Obligations" means all obligations of every nature of the Company,
           -----------
Fisher-Price and Mattel Sales from time to time owed to the Agent, the Banks or any other Person required to be indemnified hereunder, or any of them, under any Loan Document.

          "Officers' Certificate" means a certificate substantially in the form
           ---------------------
of Exhibit D hereto executed on behalf of the Company by two different officers of the Company, one of which shall be (a) its Chairman of the Board (if an officer), one of its Presidents, one of its Executive Vice Presidents, or one of its Senior Vice Presidents, and the other one of which shall be (b) its Chief Financial Officer, its Treasurer, one of its Assistant Treasurers, or its Controller, delivered to the Banks by the Company pursuant to Section 6.1(c).

          "Other Permitted Accounts Receivable Financing Facility" means a
           ------------------------------------------------------
financing arrangement (other than the Transfer and Administration Agreement) entered into in the ordinary course of business under which accounts receivable of the Company, Mattel Sales, Fisher-Price or any other Subsidiary are periodically sold directly to third party purchasers, or sold to a Subsidiary of the Company formed for such purpose which in turn sells such accounts receivable to third party purchasers; provided, however, that in connection with any such
                           --------  -------
financing arrangement:

          (a) there is no recourse to any seller of such accounts receivable on account of the creditworthiness of the obligor on such accounts receivable; and

          (b) no negative pledge or Lien is created on any accounts receivables not actually sold or discounted.

          "Participant" has the meaning set forth in Section
           -----------
10.1.

          "Pension Plan" means any employee plan which is subject to Section 412
           ------------
of the Internal Revenue Code and which is maintained for employees of the Company or any ERISA Affiliate of the Company other than a Multiemployer Plan.

          "Person" means any individual, partnership, corporation (including a
           ------
business trust), joint stock company, joint venture, trust, bank, trust company, unincorporated association or other entity or a government or any agency or political subdivision thereof.

          "Pro Rata Share" means with respect to each Bank the percentage set
           --------------
forth opposite such Bank's name on Schedule 1.1 hereto.

          "Receivables Commitment" means, for each Bank, the amount set forth
           ----------------------
for each Bank under "Receivables Commitment" on Schedule 1.1, as such amount may be adjusted under Section 2.5 and the Transfer and Administration Agreement.

          "Reference Banks" means Bank of America, NationsBank of Texas, N.A.
           ---------------
and PNC Bank, National Association. Subject to Section 3.6, in the event that at any time of determination only two Banks designated as "Reference Banks" are providing rates for deposits referred to in the definition of "Eurodollar Rate" or "Certificate of Deposit Rate," those two Banks shall be the "Reference Banks" or, if only one such Bank is providing such rates, that Bank shall be the "Reference Banks" for purposes of this Agreement.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
time to time by Bank of America in San Francisco as its reference rate, as in effect on such date of determination. The reference rate is set by Bank of America based on various factors including Bank of America's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. Bank of America may make loans at, above or below the rate announced by it as its reference rate.

          "Regulation D" means Regulation D of the Federal Reserve Board as in
           ------------
effect from time to time.

          "Requisite Banks" means, as at any date of determination, Banks having
           ---------------
at least 66-2/3% of the then aggregate unpaid principal amount of the Loans (or if no Loans are then outstanding, Banks having at least 66-2/3% of the Aggregate Loan Commitment), and Banks having at least 66-2/3% of the then Total Outstanding Investment (or if no Investment is then outstanding, Banks having at least 66-2/3% of the Aggregate Receivables Commitment) as at such date of determination.

          "Securities Act" means, at any time, the Securities Act of 1933, as
           --------------
amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

          "Section 20 Subsidiary" means the Subsidiary of the bank holding
           ---------------------
company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

          "S&P" means Standard & Poor's Ratings Group.
           ---

          "Subsidiary" means any corporation, association or other business
           ----------
entity of which more than 50% of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Termination Date" means March 31, 2002.
           ----------------

          "Total Outstanding Investment" has the meaning set forth in the
           ----------------------------
Transfer and Administration Agreement.

          "Transfer and Administration Agent" means NationsBank of Texas, N.A.
           ---------------------------------
in its capacity as agent under the Transfer and Administration Agreement.

          "Transfer and Administration Agreement" means the Transfer and
           -------------------------------------
Administration Agreement dated as of March 11, 1997, among Mattel Factoring, Inc., as transferor, the Company, as guarantor and servicer, the banks named therein, and NationsBank of Texas, N.A., as Transfer and Administration Agent for such banks, as it may be amended, supplemented, restated or otherwise modified from time to time.

          1.2 Other Definitional Provisions. References to "Sections" shall be to Sections of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

                                  SECTION 2.

                               THE COMMITMENTS.
                               ---------------

          2.1  The Aggregate Facilities Commitment. Each Bank hereby severally
               -----------------------------------
agrees (a) to make advances to the Company ("Loans") on the terms and conditions set forth in this Agreement in an aggregate principal amount not exceeding such Bank's Pro Rata Share of the Aggregate Loan Commitment during the Availability Period and (b) to purchase receivables on the terms and conditions set forth in the Transfer and Administration Agreement in an amount not exceeding such Bank's Receivables Commitment during the period from the Closing Date (as defined in the Transfer and Administration Agreement) to but excluding the Termination Date (as defined in the Transfer and Administration Agreement); provided, however,
                                                           --------  -------
that: (i) the outstanding principal amount of all Loans hereunder shall not exceed the Aggregate Loan Commitment; (ii) the amount of the Total Outstanding Investment shall not exceed the Aggregate Receivables Commitment; (iii) the Aggregate Loan Commitment and the Aggregate Receivables Commitment shall not exceed the Aggregate Facilities Commitment; and (iv) each Bank's Pro Rata Share hereunder shall at all times be equal to such Bank's Percentage under, and as defined in, the Transfer and Administration Agreement. Within the limits of each Bank's Loan Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay pursuant to Section 2.6 and reborrow pursuant to this Section 2.1.

          2.2  Loan Accounts and Notes. (a) Subject to Section 2.2(b), the Loans
               -----------------------
made by each Bank shall be evidenced by one or more loan accounts maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

          (b) Upon the written request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s), the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank
                                  --------  -------
to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

          2.3  Borrowing Procedure.
               -------------------

          (a) Whenever the Company desires to borrow hereunder, it shall deliver irrevocable telephonic notice to the Agent followed immediately by written notice in the form of a Notice of Borrowing, which telephonic notice must be received by the Agent no later than (i) 8:00 a.m. (San Francisco time) on the proposed Funding Date in the case of Base Rate Loans, (ii) 9:00 a.m. (San Francisco time) three Business Days in advance of the proposed Funding Date in the case of Eurodollar Rate Loans, and (iii) 12:00 Noon (San Francisco time) two Business Days prior to the proposed Funding date in the case of CD Rate Loans, specifying (A) the proposed Funding Date which shall be a Business Day, (B) the amount of the proposed borrowing, (C) whether the proposed borrowing shall consist of Base Rate Loans, Eurodollar Rate Loans or CD Rate Loans, and (D) in the case of Eurodollar Rate Loans and CD Rate Loans, the requested Interest Period. Base Rate Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Eurodollar Rate Loans and CD Rate Loans made on any Funding Date shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $500,000 in excess of that amount.

          (b) Promptly (and normally within two hours) after receipt of a Notice of Borrowing (or telephone notice in lieu thereof), the Agent shall notify each Bank of the proposed borrowing. Each Bank shall make available to the Agent its Pro Rata Share of the amount (if any) by which the principal amount of the proposed borrowing exceeds the principal amount of the Loans (if any) maturing on the Funding Date, in same day funds, by remitting such funds to: Bank of America National Trust and Savings Association, ABA No. 121-000-358,
Attn: Agency Management Services No. 5596 For credit to: BANCONTROL Account No. 12358-88449, Reference: Mattel, Inc. at the office of Bank of America located at 1850 Gateway Boulevard, Concord, California 94520, no later than 11:00 a.m. (San Francisco time) on the Funding Date. Upon satisfaction of the conditions set forth in Section 4.2, the Agent shall make available to the Company on such Funding Date the aggregate of the amounts (if any) so made available by the Banks by causing an amount of same day funds equal to such aggregate amount (if any) received by the Agent to be credited to the account of the Company at such office of Bank of America. To the extent that Eurodollar Rate Loans or CD Rate Loans made by the Banks mature on any Funding Date, the Banks shall apply the proceeds of the Loans made on such Funding Date, to the extent thereof, to the repayment of such maturing Loans, such Loans and repayments intended to be a contemporaneous exchange.

          2.4  Conversion and Continuation Elections.
               -------------------------------------

          (a) The Company may upon irrevocable written notice to the Agent: (i) elect to convert any Base Rate Loans (or any part thereof in an amount not less than $5,000,000 or an integral multiple of $500,000 in excess thereof) on any Business Day into Eurodollar Rate Loans or CD Rate Loans; (ii) elect to convert any Eurodollar Rate Loans or CD Rate Loans (or any part thereof) on the last day of any Interest Period therefor into Base Rate Loans in an amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof, or into CD Rate Loans or Eurodollar Rate Loans in an amount not less than $5,000,000 or an integral multiple of $500,000 in excess thereof; or (iii) elect to continue any Eurodollar Rate Loans or CD Rate Loans (or any part thereof in an amount not less than $5,000,000 or an integral multiple of $500,000 in excess thereof) on the last day of any Interest Period therefor; provided, that if the aggregate
                                              --------
amount of Eurodollar Rate Loans or CD Rate Loans shall have been reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, the Eurodollar Rate Loans and CD Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as Eurodollar Rate Loans or CD Rate Loans shall terminate.

          (b) Each conversion or continuation shall be made upon irrevocable telephonic notice to the Agent followed immediately by written notice in the form of a Notice of Conversion/ Continuation, which telephonic notice must be received by the Agent prior to (i) 9:00 a.m. (San Francisco time) at least three Business Days in advance of the conversion or continuation date, if the Loans are to be converted into or continued as Eurodollar Rate Loans; (ii) 12:00 Noon (San Francisco time) at least two Business Days in advance of the conversion or continuation date, if the Loans are to be converted into or continued as CD Rate Loans; and (ii) 9:00 a.m. (San Francisco time) on the conversion or continuation date, if the Loans are to be converted into Base Rate Loans, specifying: (A) the proposed conversion or continuation date; (B) the aggregate amount of Loans to be converted or continued; (C) the nature of the proposed conversion or continuation; and (D) the duration of the requested Interest Period, if applicable.

          (c) If upon the expiration of any Interest Period applicable to Eurodollar Rate Loans or CD Rate Loans, the Company has failed to select a new Interest Period to be applicable to such Eurodollar Rate Loans or CD Rate Loans or type of Loan or if any Default or Event of Default shall then exist, the Company shall be deemed to have elected to convert such Eurodollar Rate Loans and CD Rate Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

          (d) Upon receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Bank thereof, or, if no timely notice is provided, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

          (e) Unless the Requisite Banks shall otherwise agree, after the occurrence of and during the continuance of a Default or Event of Default, the Company may not elect to have a Loan be made as, or converted into or continued as, a Eurodollar Rate Loan or CD Rate Loan.

          (f) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than five different Interest Periods in effect.

          2.5  Adjustments of Aggregate Loan Commitment and Aggregate
               ------------------------------------------------------
Receivables Commitment.
----------------------

          (a)  Reduction and Termination of Commitments. The Company may from
               ----------------------------------------
time to time, in accordance with Section 2.5(c), reduce or terminate the Aggregate Loan Commitment or the Aggregate Receivables Commitment. Any reduction or termination of any Commitment pursuant to this Section 2.5(a) shall be permanent.

          (b)  Reallocation of Commitments. In addition, the Company may from
               ---------------------------
time to time, in accordance with Section 2.5(c), (i) reallocate the Aggregate Receivables Commitment to the Aggregate Loan Commitment and/or (ii) reallocate the Aggregate Loan Commitment to the Aggregate Receivables Commitment; provided,
                                                                       --------
however, that (x) the Company may not deliver a Change in Commitment Notice to
-------
the Agent to reallocate Commitments pursuant to this Section 2.5(b) more than four times in any consecutive 12-month period, and, as a result of any reallocation, (y) the Aggregate Receivables Commitment may not exceed the amount set forth opposite "Total" under "Receivables Commitment" on Schedule 1.1 at any time, and (z) the Aggregate

Loan Commitment may not be reduced to less than the amount set forth opposite "Total" under "Loan Commitment" on Schedule 1.1 pursuant to this Section 2.5(b) at any time.

          (c)  Procedures. (i) The Company may effect the termination, reduction
               ----------
     or reallocation of the Aggregate Loan Commitment or the Aggregate Receivables Commitment by delivering a fully completed Change in Commitment Notice to the Agent not less than three Business Days' prior to the date of the requested termination, reduction or reallocation.

               (ii) Promptly after receipt of any Change in Commitment Notice (and in no event later than the end of the following Business Day), the Agent shall notify each Bank and the Transfer and Administration Agent thereof. In the case of any reduction, termination or reallocation of the Aggregate Receivables Commitment, the Agent shall directly contact the Transfer and Administration Agent for any relevant information.

               (iii) Any partial reduction or reallocation of a Commitment shall be in an aggregate minimum amount of $10,000,000 for each such Commitment, and integral multiples of $1,000,000 in excess of that amount for each such Commitment. Any reduction or reallocation of any Commitment shall be applied to each Bank in accordance with such Bank's Pro Rata Share thereof. All accrued commitment fees to, but not including the effective date of any termination of any Commitment, shall be paid on the effective date of such termination.

               (iv) No reduction, termination or reallocation of any Commitments shall be permitted if, after giving effect thereto and to any prepayments made on the effective date thereof, (A) the outstanding principal amount of the Loans hereunder would exceed the Aggregate Loan Commitment; or (B) the Total Outstanding Investment would exceed the Aggregate Receivables Commitment.

               (v) Concurrently with any termination, reduction or reallocation of the Aggregate Loan Commitment, the Company shall sign such amended Notes as requested by the Banks through the Agent to reflect such change.

          2.6  Voluntary Prepayments. The Company may, upon not less than one
               ---------------------
Business Days' prior written or telephonic notice confirmed in writing to the Agent (in the case of a prepayment of a Base Rate Loan) or three Business Days' prior written or telephonic notice confirmed in writing to the Agent (in the case of a prepayment of a Eurodollar Rate Loan or CD Rate Loan) (which notice the Agent will promptly transmit by telecopy, telex or telephone to each
Bank), at any time and from time to time prepay (i) any Eurodollar Rate Loans or CD Rate Loans in whole or in part in an aggregate minimum amount of $3,000,000 and integral multiples of $500,000 in excess of that amount so long as the unpaid balance is not less than $5,000,000; or (ii) any Base Rate Loans in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount; provided that in the event of any such
                                      --------
prepayment of any Eurodollar Rate Loans or CD Rate Loans, the Company shall be obligated to reimburse the Banks in respect thereof pursuant to Section 3.5. If such notice of prepayment does not specify how such prepayment shall be applied, it shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans or CD Rate Loans, as determined by the Agent. All prepayments of Eurodollar Rate Loans and CD Rate Loans shall be applied to the payment of any interest that has accrued to the date of such prepayment before application to principal. Prepayments of Base Rate Loans shall be applied to principal only.

          2.7  Repayment of Loans. Each Loan shall mature and the Company shall
               ------------------
repay the unpaid principal amount of each Loan on the Termination Date.

          2.8  Interest on the Loans.
               ---------------------

          (a) Subject to Section 2.8(c), the Loans shall bear interest on the unpaid principal amount thereof from the Funding Date through maturity (whether by acceleration or otherwise) at a rate per annum equal to the (i) Eurodollar Rate plus the Applicable Amount or (ii) CD Rate plus the Applicable Amount or
(iii) the Base Rate.

          (b) Subject to Section 2.8(c), from and after the Effective Date, interest shall be payable in arrears on the Loans on each Interest Payment Date applicable to that Loan. Interest paid on the date of any partial prepayment of Loans hereunder shall be paid in respect of the portion of the Loans so prepaid.

          (c) Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payments on the Loans not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement.

          2.9  Fees. (a) The Company agrees to pay a commitment fee equal to the
               ----
Applicable Amount on the daily average unused portion of the Loan Commitment during the Availability Period.

The Company shall pay the commitment fee to the Agent for distribution to each Bank in accordance with its Pro Rata Share. The commitment fee shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last Business Day of each calendar quarter, for all amounts accrued to such date, and on the Termination Date; provided that, in connection with any reduction or termination of the Loan Commitment pursuant to Section 2.5, the accrued fee calculated on the portion so terminated or reduced for the period ending on such date shall also be paid on the date of such reduction or termination.

          (b) The Company shall pay to the Agent and the Arranger other fees in accordance with a term sheet dated as of January 28, 1997 from the Arranger and Bank of America to the Company.

          (c) The Company shall pay to the Agent such fees as may from time to time be agreed upon between the Company and the Agent.

          2.10 Calculation of Interest and Fees.  (a)  Interest on all Loans and
               --------------------------------
fees payable under this Agreement shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment shall be excluded; provided that, if a Loan is repaid on
                                           --------
the same day on which it is made, one day's interest shall be paid on that Loan.

          (b) Any change in the interest rate on a Loan resulting from a change in the Applicable Amount, Reserve Percentage or Eurodollar Reserve Percentage shall become effective as of the opening of business on the day on which such change in the Applicable Amount or Eurodollar Reserve Percentage becomes effective. Each determination of an interest rate by the Agent pursuant hereto shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

          2.11 Payments by the Company. (a) All payments of principal, interest
               -----------------------
and fees hereunder and under any Notes shall be in same day funds and delivered to the Agent for credit to:

               Bancontrol Account No. 12358-88449
               Reference:  Mattel, Inc.
               1850 Gateway Boulevard
               Concord, California 94520

for the account of the Banks or the Agent not later than 11:00 a.m. (San Francisco time) on the date due. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts in like funds received. Any payment which is received by the Agent after that time shall be deemed to have been paid by the Company on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions in the definition of "Interest Period", whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full as and when required hereunder, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company shall not have made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate as in effect for each such day.

          2.12 Payments by the Banks to the Agent.
               ----------------------------------

          (a) Unless the Agent shall have received notice from a Bank on the Effective Date or, with respect to each borrowing after the Effective Date, by 12:00 noon (San Francisco time) one Business Day prior to the date of any proposed borrowing of Eurodollar Rate Loans or CD Rate Loans, or by 10:00 a.m. (San Francisco time) on the date of any proposed borrowing of Base Rate Loans, that such Bank will not make available to the Agent as and when required hereunder for the account of the Company the amount of that Bank's Pro Rata Share of the borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the next Business Day following the date of such borrowing make such amount available to the Agent, together with interest at the Federal Funds Rate for and determined as of each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this Section 2.12(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the next Business Day following the date of such borrowing, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such borrowing.

          (b) The failure of any Bank to make any Loan on any date of borrowing shall not relieve any other Bank of any obligation hereunder to make a Loan on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

          2.13 Sharing of Payments, Etc. If, other than as expressly provided
               -------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if
                                                    --------  -------
all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's Pro Rata Share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.13 and will in each case notify the Banks following any such purchases or repayments.

                                  SECTION 3.

                             PAYMENTS IN GENERAL.
                             -------------------

          3.1  Taxes.
               -----

          (a) Subject to Section 3.1(d) and Section 3.1(g), any and all payments by the Company to each Bank or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's or the Agent's net income by the jurisdiction under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

          (b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

          (c) Subject to Section 3.1(g), the Company shall indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.1) paid by such Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date such Bank or the Agent makes written demand therefor.

          (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then, subject to Section 3.1(g): (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Company shall make such deductions, and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (f) Each Bank which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:
(i) it shall, no later than the Effective Date (or, in the case of a Bank which becomes a party hereto after the Effective Date, the date upon which the Bank becomes a party hereto) deliver to the Company and the Agent: (A) if any Lending Office is located in the United States, two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), and (B) if any Lending Office is located outside the United States, two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of United States Federal income tax; (ii) if at any time the Bank changes its Lending Office or Offices or selects an additional Lending Office as herein provided, it shall with reasonable promptness deliver to the Company and the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder: (A) if such changed or additional Lending Office is located in the United States, two accurate and complete signed originals of Form 4224; or (B) otherwise, two accurate and complete signed originals of Form 1001, in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States Federal income tax; (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Company and the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and (iv) it shall, promptly upon the Company's reasonable request to that effect, deliver to the Company and the Agent such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

          (g) The Company will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Section 3.1(d) to any Bank for the account of any Lending Office of such Bank: (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under Section 3.1(f) in respect of such Lending Office; (ii) if such Bank shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to Section 3.1(f)(i)(A), and such Bank shall not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Person charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or (iii) if the Bank shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 3.1(f)(i)(B), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Person charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

          (h) If, at any time, the Company requests any Bank to deliver any forms or other documentation pursuant to Section 3.1(f)(iv), then the Company shall, on demand of such Bank through the Agent, reimburse such Bank for any costs and expenses (including expenses of outside legal counsel and the allocated costs of in-house counsel) reasonably incurred by such Bank in the preparation or delivery of such forms or other documentation.

          (i) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to Section 3.1(d), then such Bank shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

          (j)  The agreements and obligations of the Company contained in this
Section 3.1 shall survive the payment in full of all other Obligations.

          3.2  Capital Adequacy. If (a) any adoption of or any change in or in
               ----------------
the interpretation of any law, rule or regulation, or (b) compliance with any guideline, request or directive of any central bank or other Governmental Person or quasi-governmental authority exercising control over banks or financial institutions generally or any court (whether or not having the force of law), or
(c) any change in the force or effectiveness of the regulations set forth at 12 C.F.R. Part 3 (Appendix A), 12 C.F.R. Part 225 (Appendix A), 12 C.F.R. Part 208 (Appendix A) or 12 C.F.R. Part 325 (Appendix A) requires that the commitments of any Bank hereunder (including, without limitation, commitments and obligations in respect of Loans) be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by such Bank or any corporation controlling such Bank (a "Change in Law"), the result of which is to reduce the rate of return on such Bank's capital as a consequence of such commitments to a level below that which such Bank could have achieved but for such Change in Law, taking into consideration such Bank's policies with respect to capital adequacy, by an amount which such Bank deems to be material, the Bank shall deliver to the Company a statement of the amount necessary to compensate such Bank for the reduction in the rate of return on its capital attributable to such commitments (the "Capital Compensation Amount"). The Bank shall determine the Capital Compensation Amount in good faith, using reasonable attribution and averaging methods. The Bank shall from time to time notify the Company of the amount so determined. Such amount shall be due and payable by the Company to such Bank ten Business Days after such notice is given. As soon as practicable after any Change in Law, each Bank shall submit to the Company estimates of the Capital Compensation Amounts that would be payable as a function of such Bank's commitments hereunder.

          3.3  Illegality.
               ----------

          (a) If any Bank shall determine that any Governmental Rule or any change therein or in the interpretation or administration thereof has made it unlawful, or that any Governmental Person has asserted that it is unlawful, for any Bank or its Lending Office to make Eurodollar Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, the obligation of the Bank to make Eurodollar Rate Loans shall be suspended until the Bank shall have notified the Agent and the Company that the circumstances giving rise to such determination no longer exists.

          (b) If a Bank shall determine that any Governmental Rule or any change therein or in the interpretation or administration thereof has made it unlawful, or that any Governmental Person has asserted that it is unlawful, for any Bank or its Lending Office to maintain any Eurodollar Rate Loan, the Company shall prepay all Eurodollar Rate Loans of the Bank then outstanding, together with interest accrued thereon, or convert all Eurodollar Rate Loans of the Bank then outstanding to CD Rate Loans or Base Rate Loans pursuant to Section 2.4, either on the last day of the Interest Period thereof if the Bank may lawfully continue to maintain such Eurodollar Rate Loans to such day, or promptly, if the Bank may not lawfully continue to maintain such Eurodollar Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 3.5.

          (c) If the obligation of any Bank to make or maintain Eurodollar Rate Loans has been terminated, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Eurodollar Rate Loans shall be instead CD Rate Loans or Base Rate Loans.

          (d) Before giving any notice to the Agent pursuant to this Section 3.3, the affected Bank shall designate a different Lending Office with respect to its Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

          3.4  Increased Costs and Reduction of Return. If any Bank shall
               ---------------------------------------
determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Eurodollar Rate) in or in the interpretation of any law or regulation or (b) the compliance with any guideline or request from any Governmental Person (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans or CD Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Agent), pay to such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs. Each Bank agrees to notify the Company of the occurrence of such an increased cost event promptly after obtaining knowledge thereof.

          3.5  Funding Losses. The Company agrees to reimburse each Bank and to
               --------------
hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of: (a) the failure of the Company to make any payment or prepayment of principal of any Eurodollar Rate Loan or CD Rate Loan (including payments made after any acceleration thereof); (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation; (c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with Section 2.6; or (d) the prepayment of a Eurodollar Rate Loan or CD Rate Loan on a day which is not the last day of the Interest Period with respect thereto; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Loans or CD Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. Solely for purposes of calculating amounts payable by the Company to the Banks under this Section 3.3(b) and Sections 3.4 and 3.5, (i) each Eurodollar Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Eurodollar Rate used in determining the Eurodollar Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan is in fact so funded and (ii) each CD Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Rate Loan is in fact so funded. This covenant shall survive the payment in full of all other Obligations.

          3.6  Inability to Determine Rates. If any two Reference Banks shall
               ----------------------------
have determined that for any reason adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or CD Rate Loan, or if the Requisite Banks advise the Agent in writing that the Eurodollar Rate or the CD Rate applicable for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will forthwith give notice of such determination to the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Eurodollar Rate Loans or CD Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Requisite Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/ Continuation then submitted by it. If the Company does not revoke such notice with respect to Loans, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Eurodollar Rate Loans or CD Rate Loans, as applicable.

          3.7  Survival. The agreements and obligations of the Company in this
               --------
Section 3 shall survive the payment of all other Obligations.

                                  SECTION 4.

                             CONDITIONS PRECEDENT.
                             --------------------

          4.1  Conditions to Effectiveness. This Agreement shall become
               ---------------------------
effective only upon the Company delivering to the Agent and Banks (or to the Agent for the Banks with sufficient originally executed copies for each Bank, except for any Notes):

          (a) A copy of the Restated Certificate of Incorporation of the Company, together with evidence acceptable to Agent that the same has been filed with the Secretary of State of the State of Delaware and a good standing certificate from the Secretaries of State of the States of Delaware and California, each to be dated a recent date prior to the Effective Date;

          (b) Copies of the Bylaws of the Company, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (c) Resolutions of the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party or which it is acknowledging and approving and authorizing the execution, delivery and payment of any Notes, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (d) A signature and incumbency certificate of the officers of the Company executing or acknowledging any Loan Document;

          (e) A copy of the Certificate of Incorporation of Fisher-Price, together with evidence acceptable to the Agent that the same has been filed with the Secretary of State of the State of Delaware and good standing certificates from the Secretaries of State of the State of Delaware and California to be dated a recent date prior to the Effective Date;

          (f) Copies of the Bylaws of Fisher-Price, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (g) Resolutions of the Board of Directors of Fisher-Price approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party or which it is acknowledging, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (h) A signature and incumbency certificate of the officers of Fisher-Price executing or acknowledging any Loan Document;

          (i) A copy of the Articles of Incorporation of Mattel Sales, together with evidence acceptable to the Agent that the same has been filed with the Secretary of State of the State of California and a good standing certificate from the Secretary of State of the State of California to be dated a recent date prior to the Effective Date;

          (j) Copies of the Bylaws of Mattel Sales, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (k) Resolutions of the Board of Directors of Mattel Sales approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party or which it is acknowledging, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (l) A signature and incumbency certificate of the officers of Mattel Sales executing or acknowledging any Loan Document;

          (m) A good standing certificate with respect to any Affiliate of the Company executing a Fisher-Price Subordination Agreement or Mattel Sales Subordination Agreement from the Secretary of State of the state of its incorporation, each to be dated a recent date prior to the Effective Date;

          (n) Resolutions of the Board of Directors of any Affiliate of the Company executing a Fisher-Price Subordination Agreement or Mattel Sales Subordination Agreement approving and authorizing the execution, delivery and performance of such Fisher-Price Subordination Agreement and such Mattel Sales Subordination Agreement, certified as of the Effective Date by its corporate secretary or an assistant secretary;

          (o) A signature and incumbency certificate of the officers of any Affiliate of the Company executing a Fisher-Price Subordination Agreement or Mattel Sales Subordination Agreement;

          (p) Executed copies of this Agreement and, as requested by any Bank, executed Notes drawn to the order of such Bank and with appropriate insertions;

          (q) A certificate or other evidence from the Transfer and Administration Agent that the Transfer and Administration Agreement shall have been, or concurrently herewith is being, duly executed and delivered and all conditions precedent thereunder shall have been, or concurrently herewith are being, satisfied or waived by the Banks;

          (r) Executed copies of one or more favorable written opinions of Leland P. Smith, Esq., Assistant General Counsel of the Company, dated as of the Effective Date, substantially in the form of Exhibit E hereto relating to the Company, Fisher-Price and Mattel Sales and as to such other matters as the Agent and the Banks may reasonably request;

          (s) A certificate signed by one of the officers authorized to deliver an Officers' Certificate, or other evidence satisfactory to the Agent, of the ratings on the Company's long-term unsecured Indebtedness by S&P, Moody's, Duff & Phelps and Fitch;

          (t)  Payment of all fees payable pursuant to Section 2.9(b);

          (u)  The Fisher-Price Guaranty duly executed by Fisher-Price;

          (v)  The Mattel Sales Guaranty duly executed by Mattel Sales;

          (w) The Company shall have performed in all material respects all agreements which this Agreement provides shall be performed by it on or before the Effective Date; and

          (x) A Mattel Sales Subordination Agreement and a Fisher-Price Subordination Agreement duly executed by the Company.

          4.2  Conditions to All Loans. The obligation of each Bank to make any
               -----------------------
Loan is subject to the following further conditions precedent that, as of the applicable Funding Date:

          (a) The Agent shall have received on or before that Funding Date a Notice of Borrowing signed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer or an Assistant Treasurer of the Company or any officer of the Company designated by any of the above described officers on behalf of the Company in writing delivered to the Agent;

          (b) The representations and warranties of the Company contained in any Loan Document (except the representation and warranty contained in Section
5.9 and, in the case of a borrowing
of Loans where the aggregate principal amount of the Loans being made on that Funding Date equals or is less than the aggregate principal amount of Loans maturing on that Funding Date, the representation and warranty contained in
Section 5.11), shall be true, correct and complete in all material respects on and as of that Funding Date, to the same extent as though made on and as of that Funding Date; and

          (c) No Default or Event of Default shall exist or shall result from such borrowing or continuation or conversion.

Each Notice of Borrowing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the Funding Date, that the conditions in Section 4.2 are satisfied.

                                  SECTION 5.

                        REPRESENTATIONS AND WARRANTIES.
                        ------------------------------

          In order to induce the Banks and the Agent to enter into this Agreement and to make any extension of credit hereunder, the Company represents and warrants to each Bank and the Agent that the following statements are true, correct and complete:

          5.1  Organization and Powers. The Company is a corporation duly
               -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware; and, except for changes in the ordinary course of business or as permitted or contemplated by this Agreement, each of the Material Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and, in the case of the Company, to enter into this Agreement, a Fisher-Price Subordination Agreement and a Mattel Sales Subordination Agreement, to issue the Notes and to carry out the transactions contemplated hereby and thereby.

          5.2  Good Standing. The Company and, except for changes in the
               -------------
ordinary course of business or as permitted or contemplated by this Agreement, each Material Subsidiary is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has or will have no Material Adverse Effect.

          5.3  Material Subsidiaries. Except for changes in the ordinary course
               ---------------------
of business or as permitted or contemplated by this Agreement, Schedule 5.3 hereto correctly sets forth the name, jurisdiction of incorporation and ownership interest of the Company in each of its Material Subsidiaries as of the date hereof.

          5.4  Authorization of Borrowing. The execution, delivery and
               --------------------------
performance of each Loan Document to which it is a party, and acknowledgement of the Fisher-Price Subordination Agreement and the Mattel Sales Subordination Agreement and the issuance, delivery and payment of the Notes have been duly authorized by all necessary corporate action by the Company.

          5.5  No Conflict. The execution, delivery and performance by the
               -----------
Company of this Agreement and the acknowledgement of the Fisher-Price Subordination Agreement, the Mattel Sales Subordination Agreement and the issuance, delivery and payment of the Notes do not and will not (a) violate the Restated Certificate of Incorporation or Bylaws of the Company, (b) violate any provision of law applicable to the Company, or any material order, judgment or decree of any court or other agency of government binding on the Company, the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company.

          5.6  Governmental Consents. The execution, delivery and performance by
               ---------------------
the Company of each Loan Document to which it is a party and each agreement, document, or instrument required hereunder, the acknowledgment of the Fisher-Price Subordination Agreement, Mattel Sales Subordination Agreement, and the issuance, delivery and payment of the Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other such person.

          5.7  Binding Obligation. This Agreement is, and each other Loan
               ------------------
Document to which it is a party, when executed and delivered hereunder will be, the legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          5.8  Financial Condition. The Company has heretofore delivered to the
               -------------------
Banks a consolidated balance sheet of the

Company and its Subsidiaries for the fiscal year ended December 31, 1995 and related consolidated statements of income, shareholders' equity and changes in financial position of the Company and its Subsidiaries for such fiscal year, audited by Price Waterhouse. All such statements were prepared in accordance with GAAP and fairly present the consolidated financial position of the Company and its Subsidiaries as at the date thereof and the consolidated results of operations and statement of cash flow of the Company and its Subsidiaries for the period then ended. Neither the Company nor any of its Subsidiaries has any material Contingent Obligation, liability for taxes or long-term lease which as of the date of this Agreement, individually or in the aggregate, would, if it became absolute, result in a Material Adverse Effect which is not reflected in the foregoing statements or in the notes thereto.

          5.9  Changes, Etc. Since December 31, 1995, there has been no event or
               ------------
events that have, either individually or in the aggregate, resulted in a Material Adverse Effect.

          5.10 Title to Properties. The Company and its Subsidiaries have good,
               -------------------
sufficient and legal title to all the properties and assets reflected in the consolidated balance sheet referred to in Section 5.8 except as set forth in said balance sheet or in the notes thereto, except for assets acquired or disposed of in the ordinary course of business or as otherwise permitted by this Agreement since December 31, 1995 and except for immaterial defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

          5.11 Litigation; Adverse Facts. Except as set forth on Schedule 5.11
               -------------------------
hereto, there is no action, suit, proceeding or arbitration (whether or not purportedly on behalf of the Company or any of its Subsidiaries) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of the Company's or such Subsidiaries' properties which, in the reasonable judgment of the Company and its executive officers (assuming adverse determination of facts which the Company in good faith believes it would not successfully prove, and considering damages which in their best judgment is the maximum that would be awarded upon, and the likelihood of, an adverse determination of the claim or the amount which reflects their best judgment as to that required to be paid to settle the claims) would result in a Material Adverse Effect and there is no basis known to such executive officers for any such action, suit or proceeding. Neither the Company nor any of its Subsidiaries is (i) in violation of any applicable law which could result in a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries which provides a reasonable basis for questioning the validity or the enforceability of any Loan Document.

          5.12 Payment of Taxes. All tax returns and reports of the Company and
               ----------------
its Material Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon the Company and its Subsidiaries and upon their respective properties, assets, income and franchises which are due and payable have been paid when due and payable or bonded against, except to the extent permitted by Section 6.3. The Company knows of no proposed tax assessment against it or any of its Subsidiaries that would result in a Material Adverse Effect.

          5.13 Agreements. Neither the Company nor any of its Subsidiaries is a
               ----------
party to or is subject to any material agreement or instrument or charter or other internal restriction which results in a Material Adverse Effect.

          5.14 Performance. Neither the Company nor any of its Subsidiaries is
               -----------
in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of the Company, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not result in a Material Adverse Effect.

          5.15 Governmental Regulation. Neither the Company nor any of its
               -----------------------
Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting its ability in any material way to incur Indebtedness for money borrowed.

          5.16 Employee Benefit Plans. The Company and each of its ERISA
               ----------------------
Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans. Neither the Company nor any of its ERISA Affiliates has participated in or participates in any Multiemployer Plan the withdrawal from which may result in any liability to any party in an amount in excess of $1,000,000.

          5.17 Environmental Matters. The Company conducts in the ordinary
               ---------------------
course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.18 Disclosure. No representation or warranty of the Company
               ----------
contained in this Agreement or any other document, certificate or written statement furnished to the Banks by the Company since January 1, 1996 for use in connection with the transactions contemplated by this Agreement as of the date of this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the officers of the Company in the case of any document or fact not furnished by it) necessary in order to make the statements contained herein or therein not misleading except to the extent that any such statement or omission that was untrue or misleading at the time made or that subsequently became untrue or misleading has been superseded or corrected by information provided to the Banks prior to the date of this Agreement. The projections and pro forma financial information contained in such written materials are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known to the officers of the Company as of the date of this Agreement (other than matters of a general economic nature) which materially adversely affects the business, operations, property, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, which has not been disclosed herein or in the written materials referred to in Section 5.8 other than as disclosed in writing to the Banks on or before the date hereof.

          5.19 Subordination Agreements. Neither Fisher-Price nor Mattel Sales
               ------------------------
has any material outstanding obligations to any Affiliate of the Company which has not signed a Fisher-Price Subordination Agreement or a Mattel Sales Subordination Agreement, respectively.

                                  SECTION 6.

                            AFFIRMATIVE COVENANTS.
                            ---------------------

          The Company agrees from the Effective Date until payment in full of all Obligations and termination of the Aggregate Facilities Commitment and the Transfer and Administration Agreement, unless Requisite Banks shall otherwise give prior written consent, the Company will perform all covenants in this
Section 6.

          6.1  Reporting and Information Requirements.  The Company will
               --------------------------------------
maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Company will deliver to the Agent and to each Bank:

          (a) as soon as practicable and in any event not later than 55 days after the end of each of the first three fiscal quarters of the Company, consolidated balance sheets of the Company and its Subsidiaries as at the end of such period and for the fiscal year to date and the related consolidated statements of income, consolidated statements of stockholders' equity and consolidated statements of cash flow all in reasonable detail and certified by the Chief Financial Officer, Executive Vice President Finance or the Treasurer of the Company that the consolidated statements (and to the best of his or her belief, the consolidating statements) and other materials required by this clause (a) fairly present the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated, subject to changes resulting from year-end audit and normal year-end adjustments;

          (b) as soon as practicable and in any event not later than 100 days after the end of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income only, consolidated and consolidating) statements of income, stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of Price Waterhouse or other independent accountants of recognized national standing selected by the Company which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flow for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such consolidating financial statements, certified by the chief financial or accounting officer of the Company;

          (c) together with each delivery of financial statements of the Company and its Subsidiaries pursuant to clauses (a) and (b) above, an Officers' Certificate (i) stating that the signers have reviewed the terms of this Agreement and the Notes and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Officers' Certificate, of any condition or event which constitutes an Event of Default or Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof, and (ii) demonstrating in reasonable detail compliance during (to the extent required) and at the end of such accounting periods with the restrictions contained in Sections 7.5 and 7.6.

          (d) together with each delivery of consolidated financial statements of the Company and its Subsidiaries pursuant to clause (b) above, a written statement by the independent accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters, and (ii) stating whether, in connection with their audit examination, any condition or event which constitutes an Event of Default or Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not
                                        --------
be liable by reason of any failure to obtain knowledge of any such Event of Default or Default that would not be disclosed in the course of their audit examination. The Agent shall have the right, from time to time, to discuss the affairs of the Company directly with such independent certified public accountants;

          (e) promptly upon receipt thereof, copies of all reports submitted to the Company (including, without limitation, the Company's Board of Directors) by the Company's independent accountants in connection with each annual, interim or special audit of the consolidated financial statements of the Company made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

          (f) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders or by any Subsidiary of the Company to its security holders other than the Company or another Subsidiary, and, promptly upon their becoming effective, and in any event within 15 days of filing, all regular and periodic reports and all registration statements and prospectuses that have been filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Person succeeding to any of its functions, and all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning material developments in the business of the Company and its Subsidiaries;

          (g) promptly upon any executive officer of the Company obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Default, or becoming aware that the Agent or any Bank has given any notice or taken any other action with respect to a claimed Event of Default or Default under this Agreement, (ii) of any condition or event which would be required to be disclosed in a current report filed by the Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4 and 6 of such Form as in effect on the date hereof) if the Company were required to file such reports under the Exchange Act, (iii) that any Person has given any notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1, (iv) of the institution of any litigation involving an alleged liability of the Company or any of its Subsidiaries equal to or greater than $20,000,000 or any adverse determination in any litigation involving a potential liability of the Company or any of its Subsidiaries equal to or greater than $20,000,000, or (v) of a Material Adverse Effect, in each case an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Event of Default, Default, event or condition, and what action the Company has taken, is taking and proposes to take with respect thereto;

          (h) as soon as available but no later than March 31 of each year, copies of the Company's consolidated financial plan for the then current fiscal year as customarily prepared for internal use;

          (i) promptly after the acquisition of any Material Subsidiary, notice of such acquisition;

          (j) promptly upon any executive officer of the Company obtaining knowledge, notice of any change in the ratings on the Company's long-term unsecured Indebtedness by S&P, Moody's, Duff & Phelps or Fitch; and

          (k) with reasonable promptness, such other information and data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by any Bank or the Agent, including any financial reports regularly prepared by the Company for internal use.

          6.2  Corporate Existence, etc.  Except as permitted or not prohibited
               ------------------------
in Section 7.3, the Company will at all times preserve and keep in full force and effect its corporate existence and rights and franchises material to its business and those of each of its Material Subsidiaries; provided that the
                                                         --------
corporate existence and the rights and franchises of any Material Subsidiary may be terminated or permitted to lapse if such termination or lapse is in the best interest of the Company, is approved by the Board of Directors of the Company and is not materially disadvantageous to the holder of any Note.

          6.3  Payment of Taxes and Claims; Tax Consolidation. The Company will,
               ----------------------------------------------
and will cause each of its Material Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim
                                        --------
need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor. The Company will not, nor will it permit any Material Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person (other than the Company or a Subsidiary of the Company).

          6.4  Maintenance of Properties; Insurance.  Except as permitted or not
               ------------------------------------
prohibited in Section 7.3, the Company will maintain or cause to be maintained in good repair, working order and condition all material properties (other than obsolete properties) used or useful in the business of the Company and its Material Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals, substitutions and replacements thereof. The Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Material Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations; provided that the Company may maintain a program of self insurance for the Company and its Material Subsidiaries in accordance with sound business practices.

          6.5  Inspection of Property and Books and Records.  The Company shall
               --------------------------------------------
maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiaries. The Company will permit any authorized representatives designated by any Bank at the expense of that Bank, to visit and inspect any of the properties of the Company or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom (but not records relating to intellectual property), and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

          6.6  Use of Proceeds of Loans.  (a)  The Company shall use the
               ------------------------
proceeds of Loans for general corporate purposes, including, without limitation, lending to its Subsidiaries and acquiring other Persons or businesses so long as the acquisition is approved by the board of directors of the Person being acquired.

          (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds (i) knowingly to purchase Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Company or any Affiliate of the Company.

          6.7  Environmental Laws.  The Company shall, and shall cause each
               ------------------
Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.8  Subordination Agreements.  If from time to time Fisher-Price or
               ------------------------
Mattel Sales has any material outstanding obligations owing to any Affiliate of the Company which has not signed a Fisher-Price Subordination Agreement or a Mattel Sales Subordination Agreement, respectively, the Company shall cause such Affiliate to execute deliver a Fisher-Price Subordination Agreement or a Mattel Sales Subordination Agreement, as the case may be, and deliver to the Agent a signature and incumbency certificate of the officers of each such Affiliate and cause Fisher-Price or Mattel Sales, as the case may be, to acknowledge each such agreement.

                                  SECTION 7.

                              NEGATIVE COVENANTS.
                              ------------------

          The Company agrees from the Effective Date until payment in full of all Obligations and termination of the Aggregate Facilities Commitment and the Transfer and Administration Agreement, unless Requisite Banks shall otherwise give prior written consent, the Company will perform all covenants in this
Section 7.

          7.1  Secured Indebtedness.  Other than as permitted under Section 7.2,
               --------------------
the Company will not, and will not permit any of its Material Subsidiaries to, directly or indirectly incur, assume, guaranty or otherwise become directly or indirectly liable with respect to any Indebtedness which (a) is senior to the Obligations, (b) has any priority of payment over the Obligations or (c) is secured by Liens on any of the Company's or any Subsidiary's assets.

          7.2  Liens.  The Company will not, and will not permit any of its
               -----
Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of the Company or any Subsidiary except:

          (a) Liens securing Indebtedness for borrowed money not exceeding $100,000,000 in the aggregate at any time;

          (b)  Liens existing on the date hereof;

          (c) Liens securing Indebtedness under the Transfer and Administration Agreement;

          (d) Liens securing Indebtedness under Other Permitted Accounts Receivable Financing Facilities;

          (e)  Liens listed on Schedule 7.2; and

          (f) Liens on newly-acquired Capital Assets; provided that such Liens on Capital Assets located in the United States shall not secure Indebtedness for borrowed money in excess of $25,000,000.

          7.3  Restriction on Fundamental Changes.  (a)  The Company shall not,
               ----------------------------------
and shall not permit any of its Material Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it on the date hereof; provided, however, that the Company may engage in the
                          --------  -------
production and sale of CD-ROM products and coin-operated arcade games related to the Company's existing lines of business.

          (b) the Company shall not, and shall not suffer or permit any of its Material Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of whether in one transaction or in a series of transactions, all or substantially all, of its assets to or in favor of any Person, except:

          (i) any Material Subsidiary of the Company may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Material Subsidiaries of the Company, provided that if any transaction shall be between a Subsidiary and a wholly-owned subsidiary, the wholly-owned subsidiary shall be the continuing or surviving corporation;

          (ii) any Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary of the Company; and

          (iii) Tyco Toys, Inc., a Delaware corporation, may merge with the Company, provided that the Company shall be the continuing or surviving corporation and provided that no Default or Event of Default shall exist immediately prior to, or result from, such merger.

          7.4  Sale or Discount of Receivables.  The Company will not, and will
               -------------------------------
not permit any of its Domestic Subsidiaries to, directly or indirectly, sell with or without recourse, or discount or otherwise sell for less than the face value thereof any of its notes or accounts receivable, except:

          (a) discounts offered in the ordinary course of business for early payment of accounts receivable and negotiated settlements of bad debts and disputed accounts receivable in the ordinary course of business;

          (b) sales of accounts receivable under the Transfer and Administration Agreement and agreements entered into in connection therewith;

          (c) sales of accounts receivable under Other Permitted Accounts Receivable Financing Facilities; and

          (d) sales of accounts receivable where the Company believes in good faith that the collectability of such accounts receivable is or may be jeopardized by the distressed financial condition of the obligor under such accounts receivable.

          7.5  Consolidated Funded Indebtedness to Total Capitalization.  The
               --------------------------------------------------------
Company shall not permit the ratio of the sum of (a) Consolidated Funded Indebtedness plus (b) Combined Total Outstanding Investment to the sum of (x)
             ----
Consolidated Funded Indebtedness plus (y) Combined Total Outstanding Investment
                                 ----
plus (z) Consolidated Tangible Net Worth to exceed 65% at the end of each of the
----
first three fiscal quarters in each fiscal year and 55% at the end of each fiscal year.

          7.6  Interest Coverage Ratio.  The Company shall not permit, as of the
               -----------------------
last day of each fiscal quarter, the ratio of (a) the sum of (i) its net income from continuing operations, for the four consecutive fiscal quarters ending on such date, before (A) special items, (B) minority interest, (C) gains on reacquisition of debt, plus (ii) income taxes accrued for the four consecutive
                       ----
fiscal quarters ending on such date, plus (iii) interest accrued for the four
                                     ----
consecutive fiscal quarters ending on such date, excluding capitalized interest and without regard to interest income plus (iv) depreciation and amortization
                                      ----
for the four consecutive fiscal quarters ending on such date to (b) interest incurred for the four consecutive fiscal quarters ending on such date, including capitalized interest and without regard to interest income, to be less than 3.5 to 1.

          7.7  ERISA.  The Company will not, and will not permit any of its
               -----
ERISA Affiliates to, permit the actuarial present value of all benefit liabilities under all Pension Plans to exceed the fair market value of the assets of such Pension Plans (excluding Pension Plans with assets greater than vested benefits) allocable to such benefit liabilities by more than $10,000,000. As used in this Section 7.8, the terms "actuarial present value" and "benefit liabilities" have the meanings specified in Section 4001 of ERISA.

          7.8  Margin Regulations.  No portion of the proceeds of any borrowing
               ------------------
under this Agreement shall be used by the Company for the purpose of "purchasing" or "carrying" any Margin Stock or used in any manner which might cause such borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Federal Reserve Board or any other regulation of the Federal Reserve Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and the use of such proceeds.

          7.9  Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

                                  SECTION 8.

                              EVENTS OF DEFAULT.
                              -----------------

          8.1 Events of Default. Any of the following conditions or events shall constitute an "Event of Default:"

          (a)  Failure to Make Payments When Due.  (i)  Failure to pay any
               ---------------------------------
required payment of principal under this Agreement or the Transfer and Administration Agreement or of any Loan or any Notes, when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise, (ii) failure to pay any required payment of interest under this Agreement or the Transfer and Administration Agreement or on any Loan or any Note or any fees payable pursuant to Section 2 for a period of five days or more after the date such payment is due, or (iii) failure to pay any other amount due under this Agreement or the Transfer and Administration Agreement within 90 days after written notice thereof; or

          (b)  Default in Other Agreements.  (i)  Failure of the Company,
               ---------------------------
Fisher-Price, Mattel Sales or any of its Material Subsidiaries to pay or any default in the payment of any principal or interest on any Indebtedness in an amount exceeding $15,000,000 or any default in any other obligation for the payment of money in an amount in excess of $15,000,000 beyond any period of grace allowed; or

          (ii) any breach or default (unless cured or waived) with respect to any other term of any evidence of such other Indebtedness for borrowed money in an amount exceeding $15,000,000 or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause such Indebtedness for borrowed money to become or be declared due prior to its stated maturity; or

          (c)  Breach of Certain Covenants.  Failure of the Company to perform
               ---------------------------
or comply with any term or condition contained in Sections 6.1(g), 6.2 or
Section 7 of this Agreement; or

          (d)  Breach of Warranty.  Any of the Company's, Fisher-Price's or
               ------------------
Mattel Sales' representations or warranties made in any Loan Document in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

          (e)  Other Defaults Under Loan Documents or Transfer and
               ---------------------------------------------------
Administration Agreement.  Failure of the Company, Fisher-Price, Mattel Sales or
------------------------
Mattel Factoring, Inc., to perform or comply with any other term or condition contained in any Loan Document or the Transfer and Administration Agreement, in each case to the extent it is a party thereto, other than the conditions referred to in Subsections (a), (b), (c) and (d) above, and such default shall not have been remedied or waived within 30 days after receipt of notice from the Agent or any Bank of such default; or

          (f)  Involuntary Bankruptcy; Appointment of Receiver, etc.  (i) A
               ----------------------------------------------------
court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Material Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or (ii) any other similar relief shall be granted under any applicable federal or state or applicable foreign law; a petition for an involuntary case shall be filed against the Company or any of its Material Subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Material Subsidiaries, or over all or substantially all of its property, shall have been entered; or an interim receiver, trustee or other custodian of the Company or any of its Material Subsidiaries for all or substantially all of the property of the Company or any of its Material Subsidiaries shall be appointed involuntarily; and the continuance of any such events in clause (ii) for 45 days unless dismissed, bonded or discharged; or

          (g)  Voluntary Bankruptcy; Appointment of Receiver, etc.  The Company
               --------------------------------------------------
or any of its Material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case, or to the conversion from an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, sequestrator, trustee or other custodian for all or substantially all of its property; the making by the Company or any of its Material Subsidiaries of any assignment for the benefit of creditors; or the inability or failure of the Company or any of its Material Subsidiaries, or the admission by the Company or any of its Material Subsidiaries in writing of its inability, to generally pay its debts as such debts become due; or the Board of Directors of the Company or any of its Material Subsidiaries adopts any resolution or otherwise takes action to approve any of the foregoing; or

          (h)  Judgments.  Any final money judgment involving in any case an
               ---------
amount in excess of $20,000,000 or in excess of $40,000,000 in the aggregate at any one time for all final judgments shall be entered or filed against the Company or any Material Subsidiary or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 45 days or in any event later than five days prior to the date of any proposed sale thereunder; or

          (i)  Dissolution.  Any order, judgment or decree shall be entered
               -----------
against the Company or any Material Subsidiary decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

          (j)  ERISA.  (i) any Pension Plan maintained by the Company or any of
               -----
its ERISA Affiliates shall be terminated within the meaning of Title IV of ERISA, or (ii) a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan, or (iii) the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan, or (iv) the Company or any of its ERISA Affiliates shall withdraw (under
Section 4063 of ERISA) from a Pension Plan, if, as of the date of the event listed in clauses (i)-(iv) above or any subsequent date, any of the Company or its ERISA Affiliates has any liability (such liability to include, without limitation, any liability to the Pension Benefit Guaranty Corporation, or any successor thereto, or to any other party under Sections 4062, 4063 or 4064 of ERISA or any other provision of law) resulting from or otherwise associated with the events listed in clauses (i)-(iv) above for unfunded guarantied vested benefits under the Pension Plans which exceeds the current value of assets accumulated in such Pension Plan by more than $10,000,000; or

          (k)  Loss of Property.  All, or a substantial part of, the property,
               ----------------
assets or business of the Company or any Material Subsidiary shall be condemned or seized and such condemnation or seizure shall have (after taking into account any insurance or condemnation award) a Material Adverse Effect; or

          (l)  Cessation of Business.  The Company or any Material Subsidiary
               ---------------------
shall at any time voluntarily or involuntarily suspend its business or a substantial part thereof which would constitute a substantial part of, and would have a Material Adverse Effect; or

          (m)  Servicer Default or Termination Event.  A Servicer Default or a
               -------------------------------------
Termination Event (as each is defined in the Transfer and Administration Agreement) (other than as set forth in Section 7.3(i) of the Transfer and Administration Agreement) shall occur and be continuing;

          8.2  Remedies.  If any Event of Default occurs, the Agent shall, at
               --------
the request of, or may, with the consent of, the Requisite Banks, (a) declare the Loan Commitment of each Bank to make Loans to be terminated, whereupon such Loan Commitments shall forthwith be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and
(c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided,
                                                                --------
however, that upon the occurrence of any event specified in paragraph (f) or (g)
-------
of Section 8.1 above (in the case of clause (ii) of paragraph (f) upon the expiration of the 45-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

          8.3  Rights Not Exclusive.  The rights provided for in this Agreement
               --------------------
and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                  SECTION 9.

                                  THE AGENT.
                                  ---------

          9.1  Appointment and Authorization.  Each Bank hereby irrevocably
               -----------------------------
appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          9.2  Delegation of Duties.  The Agent may execute any of its duties
               --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          9.3  Liability of Agent.  None of the Agent-Related Persons shall (i)
               ------------------
be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

          9.4  Reliance by Agent.
               -----------------

          (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from the Bank prior to any borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or the Bank shall not have made available to the Agent the Bank's ratable portion of such borrowing.

          9.5  Notice of Default.  The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks and the Transfer and Administration Agent. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Requisite Banks in accordance with Section 8; provided, however, that
                                                     --------  -------
unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

          9.6  Credit Decision.  Each Bank expressly acknowledges that none of
               ---------------
the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

          9.7  Indemnification.  Whether or not the transactions contemplated
               ---------------
hereby shall be consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the related Agent) be imposed on, incurred by or asserted against any such Person any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided,
                                                                  --------
however, that no Bank shall be liable for the payment to the Agent-Related
-------
Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including fees and expenses of counsel and the allocated cost of in-house counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including fees and expenses of counsel and the allocated cost of in-house counsel). The obligation of the Banks in this Section shall survive the payment of all Obligations hereunder.

          9.8  Agent in Individual Capacity.  Bank of America and its Affiliates
               ----------------------------
may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Company and its Subsidiaries and Affiliates as though Bank of America were not the Agent hereunder and without notice to or consent of the Banks. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include Bank of America in its individual capacity.

          9.9  Successor Agent.  The Agent may, and at the request of the
               ---------------
Requisite Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent shall resign as Agent under this Agreement, the Requisite Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 and Sections 10.4 and 10.15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Requisite Banks appoint a successor agent as provided for above.

                                  SECTION 10.

                                MISCELLANEOUS.
                                -------------

          10.1 Assignments, Participations, etc.  (a)  Any Bank may, with the
               --------------------------------
advance written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consent of the Company shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee")
                                                                  --------
all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000 and such Bank shall concurrently therewith assign a ratable portion in the Transfer and Administration Agreement; provided, however, that the
                                              --------  -------
Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent a Notice of Assignment and Acceptance in the form of Exhibit I ("Notice of Assignment and Acceptance")
                          ---------   -----------------------------------
together with any Note or Notes subject to such assignment and

(iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Notice of Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Notice of Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Notice of Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Notice of Assignment and Acceptance and payment of the processing fee, (and provided that the consents to such assignment have been obtained in accordance with Section 10.01(a)), the Company shall execute and deliver to the Agent, any new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitments, any replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Notice of Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.
--- -----

          (d) Upon advance written notice to the Company, any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment
            -----------
of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) such
                                              --------  -------
Bank shall concurrently with any sale of a participation herein sell a ratable participation in the Transfer and Administration Agreement and thereafter cause any such participation herein to remain ratable with such participation in the Transfer and Administration Agreement, (ii) the originating Bank's obligations under this Agreement shall remain unchanged, (iii) the originating Bank shall remain solely responsible for the performance of such obligations, (iv) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would require unanimous consent as described in the first proviso to Section
10.8. The Company hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of the Company to the Participant and the Participant shall be entitled to the benefit of Sections 3.1, 3.4 and 10.15 as if it were a "Bank." In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note(s) held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

          (f) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by the Company or any Subsidiary of the Company, or by the Agent on such Company's or Subsidiary's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement and the Transfer and Administration Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may
                                    --------  -------
disclose such information (A) at the request or pursuant to any requirement of any Governmental Person to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process and when required to do so in accordance with the provisions of any applicable Governmental Rule; provided, that a Bank shall disclose only the information required by such
--------
request and shall notify the Company in advance of such disclosure so that the Company may seek an appropriate protective order, and (C) to such Bank's independent auditors and other professional advisors provided such Persons are obligated to keep such information confidential. Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Assignee or Participant and to any prospective Assignee or Participant, such financial and other information in such Bank's possession concerning the Company or its Subsidiaries which has been delivered to Agent or the Banks pursuant to this Agreement or which has been delivered to the Agent or the Banks by the Company in connection with the Banks' credit evaluation of the Company prior to entering into this Agreement; provided that, unless otherwise agreed by the Company, such Assignee or
--------
Participant agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

          10.2 Survival of Warranties and of Certain Agreements.  (a)  All
               ------------------------------------------------
agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of any Notes.

          (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Company set forth in Sections 2.9, 3, 10.4 and 10.15 and the agreements of the Banks set forth in Sections 2.13, 9, 10.1(b) and 10.5 shall survive the payment of the Obligations by the Company and the termination of this Agreement.

          10.3 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure
               -----------------------------------------------------
or delay on the part of any Bank or any holder of any Note in the exercise of any power, right or privilege hereunder or under any Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any Notes are cumulative to and not exclusive of, any rights or remedies otherwise available.

          10.4 Fees and Expenses.  Whether or not the transactions contemplated
               -----------------
hereby shall be consummated, the Company agrees to pay within 30 days after submission of an invoice therefor (a) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and all the costs of furnishing all opinions by counsel for the Company (including without limitation any opinions requested by the Banks as to any legal matters arising hereunder), and of the Company's performance of and compliance with all agreements and conditions contained therein on its part to be performed or complied with; (b) the cost of delivering to the Banks any Notes pursuant to the provisions of this Agreement; (c) the reasonable fees, expenses and disbursements of the Agent and the Agent's counsel (including the allocated cost of Agent's inhouse counsel and staff) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any amendments and waivers hereto; and (d) after the occurrence of an Event of Default, all actual and reasonable out-of-pocket costs and expenses (including reasonable fees of law firms engaged by the Banks and the reasonable estimate of the allocable costs of counsel in the staff of legal departments of the Banks and costs of settlement) incurred by the Agent and each Bank in enforcing any Obligations or in collecting any payments due from the Company hereunder or under any Notes by reason of such Event of Default or in connection with any refinancing or restructuring of any Loan Document in the nature of a "work-out" or of any insolvency or bankruptcy proceeding.

          10.5 Set Off.  In addition to any rights now or hereafter granted
               -------
under applicable law and not by way of limitation of any such rights, upon the occurrence of and during the continuance of any Event of Default (after the giving of any notice and the expiration of any grace period contained in the definition thereof), each Bank and each subsequent holder of any Note is hereby authorized by the Company at any time or from time to time, without notice to the Company, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate any and all deposits (including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other indebtedness at any time held or owing by that Bank or that subsequent holder or any Bank Affiliate thereof to or for the credit or the account of the Company and to apply any such amounts in accordance with the provisions of Section 2.13 irrespective of whether or not that Bank or that subsequent holder shall have made any demand hereunder and each such Bank Affiliate is hereby irrevocably authorized to permit such setoff and appropriation.

          10.6 Notices.  Unless otherwise specifically provided herein, any
               -------
notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given upon delivery in person, receipt of telecopy or telex or four Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.6) shall be as set forth under each party's name on Schedule
10.6 hereto.

          10.7 Severability.  In case any provision in or obligation under this
               ------------
Agreement or any Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          10.8 Amendments and Waivers.  No amendment or waiver of any provision
               ----------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Requisite Banks and the Company, and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company, and acknowledged by the Agent, do any of the following:

          (a) increase or extend any Bank's Pro Rata Share of the Aggregate Loan Commitment or the Receivables Commitment or subject any Bank to any additional obligations;

          (b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

          (d) change the Pro Rata Share of the Aggregate Loan Commitment or the Aggregate Receivables Commitment or of the aggregate unpaid principal amount of any extension of credit which shall be required for the Banks or any of them to take any action hereunder;

          (e)  amend this Section 10.8 or Section 2.13;

          (f) amend Section 2.1, the definitions of "Pro Rata Share" or "Requisite Banks;" or

          (g)  discharge any Guarantor;

provided further, that no amendment, waiver or consent shall (i) unless in
-------- -------
writing and signed by the Agent in addition to the Requisite Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under any Loan Document; or (ii) have the effect of making any Bank's Loan Commitment or Receivables Commitment be nonratable with its Receivables Commitment and its Pro Rata Share of the Aggregate Unpaids (as defined in the Transfer and Administration Agreement). No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.8 shall be binding upon each holder of any Notes at the time outstanding, each future holder of the Notes and, if signed by the Company, on the Company.

          10.9 Obligations Several.  The obligation of each Bank hereunder is
               -------------------
several, and no Bank shall be responsible for any obligation or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by Banks pursuant hereto shall be deemed to constitute Banks to be a partnership, an association, a joint venture or another entity.

          10.10 Certain Changes.  If (a) any changes in accounting principles
                ---------------
from those used in the preparation of the financial statements referred to in
Section 5.8 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or requested by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) result in a change in the method of calculation of financial covenants, standards or terms found in Sections 1, 6 and 7, or (b) the Company changes the manner in which its fiscal year, fiscal quarters and fiscal months are determined, the parties hereto agree to enter into negotiations in order to amend the appropriate provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating the Company's financial condition and operations or establishing limitations hereunder shall be the same after such changes as if such changes had not been made.

          10.11 Headings.  Section headings in this Agreement are included
                --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          10.12 Applicable Law.  (a) This Agreement, any Notes and the other
                --------------
Loan Documents shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles.

          (b) Any legal action or proceeding with respect to this Agreement and any other Loan Documents may be brought in the courts of the State of California or of the United States for the Central District of California, and by execution and delivery of this Agreement, each of the Company, the Agent and the Banks consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each of the Company, the Agent and the Banks irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. The Company, the Agent and the Banks each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

          10.13 Successors and Assigns.  The provisions of this Agreement shall
                ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank. No assignment or transfer of any Bank will be permitted if such assignment or transfer would result in any Bank's Pro Rata Share hereunder being a different percentage than its pro rata share of the Total Outstanding Investment.

          10.14 Counterparts.  This Agreement and any amendments, waivers,
                ------------
consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          10.15 Indemnity.  Whether or not the transactions contemplated hereby
                ---------
are consummated, the Company shall indemnify and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless
                                                 ------------------
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable fees and out-of-pocket expenses of counsel and the allocated cost of internal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any proceeding of the type referred to in Section 8.1(f) or (g) or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                                     -----------------------
provided, that the Company shall have no obligation hereunder to any Indemnified
--------
Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

          10.16 Amendment and Restatement.  This Agreement amends and restates
                -------------------------
the Existing Agreement, and any loans and the revolving commitments outstanding under the Existing Agreement shall be deemed Loans and the Loan Commitment outstanding under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   MATTEL, INC.


                                   By  /s/ William Stavro
                                      -------------------------------
                                              William Stavro
                                        Senior Vice President and
                                               Treasurer


AGENT:                             BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as Agent


                                   By _______________________________
                                              Janice Hammond
                                              Vice President


BANKS:                             BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION


                                   By _______________________________
                                              Robert W. Troutman
                                              Managing Director

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   MATTEL, INC.


                                   By _______________________________
                                              William Stavro
                                        Senior Vice President and
                                               Treasurer


AGENT:                             BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as Agent


                                   By  /s/ Janice Hammond
                                      -------------------------------
                                              Janice Hammond
                                              Vice President


BANKS:                             BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION


                                   By  /s/ Robert W. Troutman
                                      -------------------------------
                                              Robert W. Troutman
                                              Managing Director

                                   NATIONSBANK OF TEXAS, N.A.


                                   By  /s/ Charles F. Lilygren
                                      ----------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   THE CHASE MANHATTAN BANK, N.A.


                                   By  /s/ Mary E. Cameron
                                      ----------------------------------
                                   Title:  Vice President
                                          ------------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By  /s/ Debra Zurka
                                      ----------------------------------
                                   Title   Vice President
                                          ------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By  /s/ Beth Filipponi
                                      ----------------------------------
                                   Title   Corporate Banking Officer
                                         -------------------------------

                                   TORONTO DOMINION (TEXAS), INC.


                                   By /s/ Darlene Riedel
                                      ----------------------------------
                                   Title          VP
                                         -------------------------------

                                   ABN AMRO BANK N.V.


                                   By   /s/ Matthew S. Thomson
                                      ----------------------------------
                                   Title  Group Vice President/Director
                                         -------------------------------

                                   By   /s/ John A. Miller
                                      ----------------------------------
                                   Title   Group Vice President
                                         -------------------------------

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By  /s/ Scott M. Lane
                                      ----------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   BANQUE NATIONALE DE PARIS


                                   By  /s/ Clive Bettles
                                      ----------------------------------
                                   Title   Senior Vice President & Manager
                                         -------------------------------

                                   By  /s/ Mitchell M. Ozawa
                                      ----------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   DRESDNER BANK AG, New York Branch and
                                     Grand Cayman Branch


                                   By    /s/ Thomas J. Nadramia
                                       ---------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   By    /s/ Brigitte Sacin
                                       ---------------------------------
                                   Title   Assistant Treasurer
                                         -------------------------------

                                   ISTITUTO BANCARIO SAN PAOLO di TORINO SpA


                                   By    /s/ Robert S. Wurster
                                       ---------------------------------
                                   Title   First Vice President
                                         -------------------------------

                                   By    /s/ William J. De Angelo
                                       ---------------------------------
                                   Title   First Vice President
                                         -------------------------------

                                   MANUFACTURERS & TRADERS TRUST CO.


                                   By  /s/ Geoffrey R. Fenn
                                      ----------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   CITICORP USA, INC.


                                   By /s/ William M. Royer
                                      ----------------------------------
                                   Title   Attorney In Fact
                                         -------------------------------

                                   SOCIETE GENERALE


                                   By    /s/ J. Staley Stewart
                                       ---------------------------------
                                   Title   Vice President
                                         -------------------------------

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                   LOS ANGELES AGENCY


                                   By   /s/ Wataru Ogawa
                                      ---------------------------------------
                                   Title  Joint General Manager
                                          -----------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                PROMISSORY NOTE
                                ---------------


$______________________                                  Los Angeles, California
                                                                  March 13, 1997

          FOR VALUE RECEIVED, MATTEL, INC., a Delaware corporation (the "Company"), promises to pay to the order of _______________________________ (the
"Payee"), the principal amount of $ _____________ or, if different, the aggregate principal amount of Loans made by the Payee to the Company under the Credit Agreement referred to below outstanding on the Termination Date.

          The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the First Amended and Restated Credit Agreement dated as of March 13, 1997, among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent (as amended from time to time, the "Credit Agreement").

          This Note (this "Note") is one of the Company's Notes issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement. If the Payee was a party to the Existing Credit Agreement, this Note amends and restates any promissory note executed and delivered by the Company in favor of Payee in connection with such Existing Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Bank of America for credit to: BANCONTROL Account No. 12358-88449, reference: Mattel, Inc., at 1850 Gateway Boulevard, Concord, California 94520 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided
                                                                       --------
that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company

                                PROMISSORY NOTE
hereunder with respect to payments of principal or interest on this Note.

          This Note is subject to prepayment as provided in the Credit Agreement. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The Company promises to pay all actual and reasonable costs and expenses, including reasonable attorneys' fees and the reasonably allocated cost of inhouse counsel and staff, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                                   MATTEL, INC.


                                   By __________________________________________
                                   Name ________________________________________
                                   Title _______________________________________


                                PROMISSORY NOTE

                             TRANSACTIONS ON NOTE

       Type     Amount             Amount of   Outstanding  Nota-
       of         of     End of    Prin. or     Principal   tion
       Loan      Loan   Interest   Int. Paid    Balance     Made
Date   Made      Made    Period    This Date  This Date     By
----   ----      ----   --------   ---------  ---------    -----

                                PROMISSORY NOTE

                                                                       EXHIBIT B
                                                                       ---------

                              NOTICE OF BORROWING
                              ------------------

TO:       Bank of America National Trust
          and Savings Association, as Agent
          1455 Market Street, 13th Floor
          San Francisco, CA  94103
          Attention:  Agency Management Services #5596

Gentlemen:

          Pursuant to Section 2.3 of that certain First Amended and Restated Credit Agreement dated as of March 13, 1997 (the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), among Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent"), this represents the Company's request to borrow on __________, 19 from the Banks on a pro rata basis the aggregate principal amount of $ _________ as [Base Rate] [Eurodollar Rate] [CD Rate] Loans.

          [The initial Interest period for such [Eurodollar Rate] [CD Rate] Loan is requested to be a ________ month/day period].

          The proceeds of such Loans are to be deposited in the Company's account at Bank of America.

          The undersigned officer, to the best of his knowledge, and the Company certifies that (i) the representations and warranties of the Company contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof; (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or will result from the proposed borrowing; and (iii) the Company has performed in all material respects all agreements and satisfied all conditions under the Credit Agreement required to be performed by it on or before the date hereof.

DATED: ____________________________

                                   MATTEL, INC.

                                   By _______________________________________
                                   Name _____________________________________
                                   Title ____________________________________

                              NOTICE OF BORROWING

                                                                       EXHIBIT C
                                                                       ---------

                       NOTICE OF CONVERSION/CONTINUATION
                       ---------------------------------

TO:       Bank of America National Trust
          and Savings Association, as Agent
          1455 Market Street, 13th Floor
          San Francisco, CA  94103
          Attention:  Agency Management Services #5596


Gentlemen:

          1.  Conversion Selection.  Pursuant to Section 2.4 of that certain
              --------------------
First Amended and Restated Credit Agreement dated as of March 13, 1997 (the "Credit Agreement") among Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent"), please convert an aggregate of $________of existing [Base Rate, Eurodollar Rate, CD Rate] Loans, the final day of the current Interest Period (if applicable) of which is __________, 19__, to [Base Rate, Eurodollar Rate, CD Rate] Loans, as follows:

                                             Interest Period
                                             (Eurodollar Rate and
          Dollar Amount                      CD Rate Loans)
          -------------                      ---------------------------

          $____________                      ________months/days

                                             Maturing on ____, 19__


          2.     Continuation Selection.  Pursuant to Section 2.4 of the
                 ----------------------
Agreement, please continue an aggregate of $_______of existing [Eurodollar Rate, CD Rate] Loans, the final day of the current Interest Period of which is __________, 19____, as follows:

                                        Requested
          Dollar Amount                 Interest Period
          -------------                 ---------------

          $___________                  ______ months/days

                                        Maturing on ______, 19___

                       NOTICE OF CONVERSION/CONTINUATION

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.


DATED:  ___________________________

                                   MATTEL, INC.


                                   By ______________________________________
                                   Name ____________________________________
                                   Title ___________________________________


                       NOTICE OF CONVERSION/CONTINUATION

                                                                       EXHIBIT D
                                                                       ---------

                             OFFICERS' CERTIFICATE
                             --------------------


THE UNDERSIGNED HEREBY CERTIFY THAT:

          (1) We are the duly elected [Chairman of the Board (if an officer), President, Executive Vice President, Senior Vice Presidents] and [Chief Financial Officer, Treasurer, Assistant Treasurer, Controller] of Mattel, Inc., a Delaware corporation (the "Company");

          (2) We have reviewed the terms of the First Amended and Restated Credit Agreement dated as of March 13, 1997, among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent (the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned them in the Credit Agreement), and we have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

          (3) The examinations described in paragraph (2) did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default (as defined in the Credit Agreement) during or at the end of the accounting period covered by the attached financial statements or as of the date of this Officers' Certificate, except as set forth below.

          Describe below (or in a separate attachment to this Officers' Certificate) the exceptions, if any, to paragraph (3) by listing, in detail, the nature of the condition or event and the period during which it has existed:

     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________

                             OFFICERS' CERTIFICATE

          The foregoing certifications, together with the computations set forth in Attachment No. 1 hereto and the financial statements delivered with this Officers' Certificate in support hereof, are made and delivered this _____ day of ______________, 19 pursuant to subsection 6.1(c) of the Credit Agreement.


                                        MATTEL, INC.


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                             OFFICERS' CERTIFICATE

                              ATTACHMENT NO. I TO
                              -------------------
                             OFFICERS' CERTIFICATE
                             ---------------------


                              As of     (Date)
                                    -------------
                     ($000's Omitted Except Ratio Amounts)


I. CONSOLIDATED FUNDED INDEBTEDNESS TO TOTAL CAPITALIZATION AS OF ABOVE DATE. (Section 7.5)

        A.  Consolidated Funded Indebtedness:

            1.  Total liabilities for borrowed money:

                -   Notes Payable:                           $___________
                -   Current Portion of Long-Term
                    Indebtedness:                            $___________
                -   Term Loans:                              $___________
                -   Subordinated Indebtedness:               $___________
                -   Senior Long-Term Indebtedness:           $___________
                -   Mortgages:                               $___________

                Total liabilities for borrowed money:       $____________

            2.  Capital Leases:                             $____________

            3.  Guaranties of unconsolidated funded
                obligations for borrowed money:             $____________

            4.  Total Consolidated Funded
                Indebtedness (Lines A1+A2+A3):              $____________

        B.  Combined Total Outstanding Investment:

            1.  Total Outstanding Investment under
                Transfer and Administration Agreement:      $____________

            2.  Amount analogous to "Total Outstanding
                Investment" under Other Permitted
                Accounts Receivable Financing
                Facilities relating to Domestic
                Subsidiaries (describe):                    $____________

            3.  Combined Total Outstanding Investment
                (Lines B1+B2):                              $____________

                             OFFICERS' CERTIFICATE

        C.  Consolidated Funded Indebtedness plus
            Combined Total Outstanding Investment
            (Lines A4+B3):                                  $____________

        D.  Consolidated Tangible Net Worth:

            1.  Net Worth:                                  $____________

            2.  Foreign exchange currency
                translation adjustments:                    $____________

            3.  Intangible assets:                          $____________

            4.  Consolidated Tangible Net Worth
                (Line D1 - (D2+D3)):                        $____________

        E.  Consolidated Funded Indebtedness plus
                                             ----
            Combined Total Outstanding Investment plus
                                                  ----
            Consolidated Tangible Net Worth (Lines C+D4):   $____________

        F.  Actual percentage of Consolidated Funded
            Indebtedness plus Combined Total Outstanding
                         ----
            Investment to Consolidated Funded Indebtedness
            plus Combined Total Outstanding Investment plus
            ----                                       ----
            Consolidated Tangible Net Worth (Line C+E):       ___________%

        G.  Permitted maximum percentage of Consolidated
            Funded Indebtedness plus Combined Total
                                ----
            Outstanding Investment to Consolidated Funded
            Indebtedness plus Combined Total Outstanding
                         ----
            Investment plus Consolidated Tangible
                       ----
            Net Worth:  (55%) (65%)


II.     INTEREST COVERAGE RATIO AS OF ABOVE DATE. (Section 7.6)

        A.  Company's net income

            1.  Company's net income from continuing
                operations, for the four consecutive
                fiscal quarters ending on such date:        $____________

            2.  Special items:                              $____________

            3.  Minority interest:                          $____________

            4.  Gains on reacquisition of debt:             $____________

            5.  Total (Line A1 - Line A1+A2+A3):            $____________

                             OFFICERS' CERTIFICATE

        B.  Income taxes accrued for the four
            consecutive fiscal quarters ending
            on such date:                                   $____________

        C.  Interest accrued for the four consecutive
            fiscal quarters ending on such date,
            excluding capitalized interest and
            without regard to interest income:              $____________

        D.  Depreciation and amortization for
            the four consecutive fiscal quarters
            ending on such date:                            $____________

        E. Total (Lines A5+B+C+D):                          $____________

        F.  Interest incurred for the four
            consecutive fiscal quarters ending
            on such date, including capitalized
            interest and without regard to
            interest income:                                $____________

        G. Actual Ratio (Line E+Line F):                     ____  to 1

        H.  Required Minimum Ratio                             3.5 to 1

                             OFFICERS' CERTIFICATE

                                                                       EXHIBIT E
                                                                       ---------

                   [LETTERHEAD OF MATTEL, INC. APPEARS HERE]


                                                                  March 13, 1997



To:  The Banks Listed on Schedule A Hereto and Bank of America National Trust
                         ----------
     and Savings Association, as Agent

          Re: First Amended and Restated Credit Agreement, dated as of March 13, 1997, among Mattel, Inc., the Banks named therein and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

          I am an Assistant General Counsel and Assistant Secretary of Mattel, Inc., a Delaware corporation (the "Company"), and in that capacity have acted as counsel to the Company, Mattel Sales Corp., a California corporation ("Mattel Sales"), and Fisher-Price, Inc., a Delaware corporation ("Fisher-Price"), in connection with the preparation of the First Amended and Restated Credit Agreement, dated as of March 13, 1997 (the "Credit Agreement"), among the Company, the banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent"). This opinion is rendered to you in compliance with Section 4.1(r) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          In my capacity as such counsel, I or other attorneys in the Company's Legal Department have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Restated Certificate of Incorporation of the Company, the Articles of Incorporation of Mattel Sales and the Certificate of Incorporation of Fisher-Price, each as amended to date;

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 2

          (b) The respective bylaws of the Company, Mattel Sales and Fisher-Price, each as amended to date;

          (c) All records of proceedings and actions of the respective Boards of Directors of the Company, Mattel Sales and Fisher-Price with respect to the Credit Agreement and the transactions contemplated thereby;

          (d)  The Credit Agreement;

          (e)  The Mattel Sales Guaranty and the Fisher-Price Guaranty;

          (f) The Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement;

          (g) The agreements to which the Company, Mattel Sales and Fisher-Price are subject and by which any material portion of their assets are bound, identified to me as material to the Company and its subsidiaries as a whole by responsible officers of the Company and its subsidiaries
     (the "Material Agreement");

          (h) The contracts, agreements and instruments involving the borrowing of money in amounts of $15,000,000 or more currently extended or available for borrowing to which the Company, Mattel Sales and Fisher-Price are subject or by which any of their assets are bound, identified to me by responsible officers of the Company as being all such contracts, agreements and instruments (the "Other Loan Agreements"); and

          (i) The orders, judgments and decrees to which the Company, Mattel Sales and Fisher-Price are subject or by which any material portion of their assets are bound, identified to me by responsible officers of the Company as being all such orders, judgments and decrees (the "Judicial Orders").

     The documents described in subsections (d) - (f) above are referred to herein collectively as the "Documents."

     I have been furnished with, and with the Banks' consent have relied upon, certificates of officers of the Company, Mattel Sales and Fisher-Price with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary, copies of which have been delivered to the Banks.

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 3


          In my examination, I have assumed the legal capacity of all natural persons executing documents, the authenticity of all documents (other than the Loan Documents) submitted to me as originals, and the conformity to authentic original documents (other than the Loan Documents) of all documents submitted to me as copies.

          I am opining herein as to the effect on the subject transactions only of the federal laws of the United States, the internal laws of the State of California and the General Corporation Law of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws or as to any matters of municipal law or the laws of any other local agencies within any state.

          The opinions set forth in paragraphs 7 and 10 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to unsecured loans and guaranties. Whenever a statement herein is qualified by "to the best of my knowledge" or a similar phrase, it is intended to indicate that those attorneys in the Company's Legal Department who have rendered legal services in connection with the Credit Agreement do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my representation of the Company, Mattel Sales and Fisher-Price.

          Certain of the opinions rendered herein are qualified by the discussion following the numbered paragraphs of my opinion.

          On the basis of the foregoing, and in reliance thereon, I am of the opinion that as of the date hereof:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver the Credit Agreement, the Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, the Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement.

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 4


          2. Mattel Sales is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and corporate authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver the Mattel Sales Guaranty, to acknowledge the Mattel Sales Subordination Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Mattel Sales Guaranty. Mattel Sales is a wholly-owned subsidiary of the Company.

          3. Fisher-Price is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver the Fisher-Price Guaranty, to acknowledge the Fisher-Price Subordination Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Fisher-Price Guaranty. Fisher-Price is a wholly-owned subsidiary of the Company.

          4. The execution and delivery of the Credit Agreement, the Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Credit Agreement, the Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement have been duly executed and delivered by the Company. The Credit Agreement, the Mattel Sales Subordination Agreement and the Fisher-Price Subordination Agreement constitute the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

          5. The execution and delivery of the Mattel Sales Guaranty and the acknowledgment of the Mattel Sales Subordination Agreement have been duly authorized by all necessary corporate action on the part of Mattel Sales. The Mattel Sales Guaranty has been duly executed and delivered by Mattel Sales and the Mattel Sales Subordination Agreement has been duly acknowledged by Mattel Sales. The Mattel Sales Guaranty constitutes the legally valid and binding obligation of Mattel Sales, enforceable against Mattel Sales in accordance with its terms.

          6. The execution and delivery of the Fisher-Price Guaranty and the acknowledgment of the Fisher-Price Subordination Agreement have been duly authorized by all necessary corporate action on the part of Fisher-Price. The Fisher-Price Guaranty has been duly executed and delivered by Fisher-Price and the Fisher-Price Subordination Agreement has been duly acknowledged by Fisher-Price. The Fisher-Price Guaranty constitutes the legally valid and binding

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 5

obligation of Fisher-Price, enforceable against Fisher-Price in accordance with its terms.

          7. Neither the execution and delivery of the Documents by the Company, Mattel Sales or Fisher-Price, as the case may be, the acknowledgement of the Mattel Sales Subordination Agreement by Mattel Sales, the acknowledgement of the Fisher-Price Subordination Agreement by Fisher-Price nor the consummation of the transactions contemplated thereby, nor compliance with the terms and conditions thereof applicable to the Company, Mattel Sales or Fisher-Price, as the case may be, (A) conflicts with, results in a breach of, or constitutes a default under, any of the terms, conditions or provisions of (v) the Restated Certificate of Incorporation or Bylaws of the Company, (w) the Articles of Incorporation or Bylaws of Mattel Sales, (x) the Certificate of Incorporation or Bylaws of Fisher-Price, (y) any Material Agreement, any Other Loan Agreement or any Judicial Order, or (z) to the best of my knowledge, any present federal or California statute binding on the Company, Mattel Sales or Fisher-Price or the Delaware General Corporation Law, or (B) results in the creation of any lien upon any of the properties or assets of the Company, Mattel Sales or Fisher-Price under any Material Agreement, any Other Loan Agreement or any Judicial Order, other than Liens created by or pursuant to the Transfer and Administration Agreement in favor of the Transfer and Administration Agent. No opinion is expressed in clause (z) of this paragraph 7 as to the application of
Section 548 of the federal Bankruptcy Code and comparable provisions of state law, or of any antifraud laws, antitrust or trade regulation laws.

          8.  Except as set forth on Schedule B hereto, to the best of my
                                     ----------
knowledge and without having made any independent investigation there is no action, suit, proceeding or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to my knowledge, threatened against or affecting the Company, Mattel Sales or Fisher-Price or any of their properties which would result in any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or would materially adversely affect the Company's, Mattel Sales' or Fisher-Price's ability to perform its Obligations.

          9. The making of the Loans and the application of the proceeds thereof by the Company as provided in the Credit Agreement do not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 6


          10. To the best of my knowledge, no governmental consents, approvals, authorizations, registrations, declarations or filings are required by the Company, Mattel Sales or Fisher-Price under any federal or California law or under the Delaware General Corporation Law in connection with the extensions of credit under the Credit Agreement. No opinion is expressed in this paragraph 10 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state law, or of any antifraud laws, antitrust or trade regulation laws.

          11. The Company is not an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          The opinions expressed in paragraphs 4, 5 and 6 above are subject to the following limitations, qualifications and exceptions:

          (a) such opinions are subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, including, without limitation, the effect on the transaction of Section 548 of the federal Bankruptcy Code and comparable provisions of state law, and the effect on the transaction of Section 547 of the federal Bankruptcy Code;

          (b) enforceability of the Documents is subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law;

          (c) certain rights, remedies and waivers contained in the Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Documents invalid or unenforceable as a whole; and

          (d) I express no opinion as to the validity or enforceability of any provision of the Documents that permits a party to increase the rate of interest or impose any penalty, forfeiture, late charge or prepayment premium in the event of a delinquency, default or prepayment.

          In rendering the opinions expressed in paragraph 7 insofar as they require interpretation of the Material Agreements, Other Loan Agreements or Judicial Orders, (i) I have assumed with your permission that all courts of competent jurisdiction would enforce

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 7


such agreements as written, but would apply the internal laws of the State of California, without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state, (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of California in resolving such questions, and
(iii) I express no opinion with respect to the effect of any action or inaction by the Company, Mattel Sales or Fisher-Price under the Documents, the Material Agreements, the Other Loan Agreements or the Judicial Orders, which may result in a breach or default under any Material Agreement, Other Loan Agreement or Judicial Order, respectively. I advise you that certain of the Material Agreements, Other Loan Agreements and Judicial Orders may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that if such other laws govern then this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements, Other Loan Agreements or Judicial Orders.

          Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

          (a) the unenforceability under certain circumstances, under California or federal law or court decisions, of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

          (b) the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (c) the unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law;

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 8


          (d) the requirements of the California Commercial Code that a party exercise its rights under the Documents in good faith and in a commercially reasonable manner;

          (e) the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees;

          (f) the effect of California law, which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy;

          (g) I express no opinion as to (i) the enforceability of the choice of law provisions in the Documents or (ii) the effect upon the transactions under the Documents of California laws relating to permissible rates of interest; and

          (h) I also advise you of California statutory provisions and case law to the effect that, in certain circumstances, a surety may be exonerated if the creditor materially alters the original obligation of the principal without the consent of the guarantor, elects remedies for default that impair the subrogation rights of the guarantor against the principal, or otherwise takes any action without notifying the guarantor that materially prejudices the guarantor. However, there is also authority to the effect that a guarantor may validly waive such rights if the waivers are expressly set forth in the guaranty. While I believe that a California court should hold that the explicit language contained in the Mattel Sales Guaranty and the Fisher-Price Guaranty waiving such rights is enforceable, I express no opinion with respect to the effect of: (i) any modification to or amendment of the obligations of the Company, Mattel Sales or Fisher-Price that materially increases such obligations; (ii) any election of remedies by the Banks following the occurrence of an event of default under the Documents; or (iii) any other action by the Banks that materially prejudices the guarantor.

          To the extent that the obligations of the Company, Mattel Sales or Fisher-Price may be dependent upon such matters, I assume for purposes of this opinion that: all parties to the Documents other than the Company, Mattel Sales or Fisher-Price have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California; all parties to the Documents other than the Company, Mattel Sales or Fisher-Price are

The Banks and Bank of America National
Trust and Savings Association, as Agent
March 13, 1997
Page 9


duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; all parties to the Documents other than the Company, Mattel Sales or Fisher-Price have the requisite corporate power and authority to execute and deliver the Documents and to perform their respective obligations under the Documents; and the Documents have been duly authorized, executed and delivered by all the parties thereto other than the Company, Mattel Sales or Fisher-Price and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. In rendering my opinions in paragraphs 4, 5 and 6 hereof, I have assumed that each Bank is a bank chartered under the laws of the United States or a State of the United States or is otherwise exempt from the California usury laws.

          This opinion is rendered only to the Agent, the Banks and their permitted Assignees and Participants and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by the Agent, the Banks and their permitted Assignees and Participants for any other purpose, or relied upon by any other person, firm or corporation for any purpose without my prior written consent; except that this opinion may be furnished or quoted to your legal counsel and independent auditors in connection with the above transactions, to regulatory authorities having jurisdiction over you, to your holding company and as otherwise compelled by legal process.


                                        Very truly yours,


                                        /s/ Leland P. Smith

                                        Leland P. Smith
                                        Assistant General Counsel
                                        and Assistant Secretary

                                  SCHEDULE A

Bank of America National Trust
    and Savings Association

ABN AMRO Bank, N.A.

Banque Nationale de Paris

Union Bank of California, N.A.

The Chase Manhattan Bank

Citicorp USA, Inc.

Dresdner Bank AG. Los Angeles Agency

The First National Bank of Boston

Instituto Bancario San Paolo Torino SpA

Manufacturers & Traders Trust Co.

NationsBank of Texas, N.A.

PNC Bank, N.A.

Societe Generale

Toronto-Dominion (Texas), Inc.

The Industrial Bank of Japan, Ltd.

                                  SCHEDULE B

     Greenwald v. Mattel, Inc.  (Case No. YC 025 008) filed October 13, 1995
     -------------------------
     in Superior Court of the State of California, County of Los Angeles.


     Lewis v. Vogelstein et al.  (Case No. 14954) filed April 23, 1996 in the
     --------------------------
     Delaware Court of Chancery, New Castle County.

                                                                     EXHIBIT F-1
                                                                     -----------


                              FISHER-PRICE, INC.
                              ------------------
                FIRST AMENDED AND RESTATED CONTINUING GUARANTY
                ----------------------------------------------


TO:  Bank of America National Trust
     and Savings Association, as Agent ("Agent")


                            PRELIMINARY STATEMENTS:

         A. Concurrently herewith, Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Domestic Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent"), are entering into a First Amended and Restated Credit Agreement dated as of even date herewith (said agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement).

         B. Certain Subsidiaries of the Company that are incorporated in a jurisdiction outside of the United States of America (the "Foreign Subsidiaries") have entered into credit facilities with one or more Banks or foreign affiliates of the Banks (the "Foreign Banks"), and the Company has guarantied the obligations of such Foreign Subsidiaries under such credit facilities pursuant to one or more guaranties (the "Foreign Subsidiary Guaranties"), and it is contemplated that one or more Foreign Subsidiaries may hereafter enter into such credit facilities with one or more Foreign Banks, and that the Company may guaranty the obligations of such Foreign Subsidiaries thereunder pursuant to one or more Foreign Subsidiary Guaranties.

         C. It is a condition precedent to the effectiveness of the Credit Agreement that the Guarantor enter into this Continuing Guaranty guarantying all obligations of every nature of the Company and Mattel Sales from time to time owed under or in respect of (i) the Credit Agreement, the Loans, and the other Loan Documents (all such obligations are referred to herein as the "Domestic Bank Obligations"), (ii) the Foreign Subsidiary Guaranties (such obligations are referred to herein as the "Foreign Subsidiary Guaranty Obligations") and (iii) any letters of credit issued by a Bank in its individual capacity for the account of the Company outside the Credit Agreement (such

                             FISHER-PRICE GUARANTY

                                     F-1-1
obligations are referred to herein as the "Company Letter of Credit
Obligations").

         D. This Guaranty amends and restates the Continuing Guaranty dated as of March 10, 1995 delivered by the Guarantor.


         NOW, THEREFORE, the Guarantor agrees as follows:

         1. For valuable consideration, the undersigned Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Domestic Bank Obligations, Foreign Subsidiary Guaranty Obligations and Company Letter of Credit Obligations owing to the Agent, the Domestic Banks, the Foreign Banks and the Agent (collectively, the "Guarantied Parties"). The terms Domestic Bank Obligations, Foreign Subsidiary Guaranty Obligations and Company Letter of Credit Obligations (hereinafter collectively referred to as the "Obligations") are used herein in their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Company to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by the Guarantor shall not reduce its maximum obligation hereunder.

         3. The Guarantor agrees that it is directly and primarily liable to the Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Company or

                             FISHER-PRICE GUARANTY

                                     F-1-2
whether the Company is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Agent and the Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

          4. The obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor:

          (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

          (b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

          (c) the waiver of the payment, performance or observance of any of the Obligations;

          (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

          (e) any failure, omission or delay on the part of the Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

          (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

          (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

                             FISHER-PRICE GUARANTY
                                     F-1-3

          (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

     To the extent any of the foregoing refers to any actions which the Agent or the Guarantied Parties may take, the Guarantor hereby agrees that the Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

          5.  The Guarantor hereby waives:

          (a) any and all rights to require the Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Agent or the Guarantied Parties on account of the Obligations;

          (b) any right to assert against the Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Company or any other party liable to the Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

          (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

          (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of the Guarantor to proceed against the Company, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Company, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

                             FISHER-PRICE GUARANTY
                                     F-1-4

          (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled; and

          (f) without limiting the generality of the foregoing, the Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

         6. The Guarantor hereby agrees that unless and until all Obligations have been paid to the Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation if any, against the Company and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         7. The Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Agent or the Guarantied Parties to disclose to it any information which the Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

         8. The Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         9. Notwithstanding anything to the contrary contained herein, the Guarantor's liability pursuant to this Guaranty shall

                             FISHER-PRICE GUARANTY
                                     F-1-5
be limited to the greater of: (a) the 'reasonably equivalent value,' received by the Guarantor or any of its subsidiaries arising out of the Loan Documents (including, without limitation, repayment of intercompany or third party debt of, investments made in, and capital contributions, advances and loans made to, the Guarantor or any of its subsidiaries, directly or indirectly, by Company or any other subsidiary with, or as a direct or indirect result of obtaining, the proceeds of any credit extended under the Loan Documents) in exchange for or in connection with the Guarantor's guaranty of the Obligations, and (b) 95% of the excess of (i) a 'fair valuation' of the amount of the assets and other property of the Guarantor and its subsidiaries taken as a whole as of the applicable date of determination of the incurrence of the Guarantor's obligations hereunder over
(ii) a 'fair valuation' of the Guarantor's and its subsidiaries' debts taken as a whole as of such date, but excluding liabilities arising under this Guaranty and excluding all liabilities owing by Guarantor and its subsidiaries taken as a whole to the Company or any other Subsidiary or otherwise subordinated to the Guarantor's obligations hereunder, it being understood that a portion of such indebtedness owing to Company shall be discharged on a dollar-for-dollar basis in an amount equal to the amount paid by Guarantor hereunder. The meaning of the terms 'reasonably equivalent value' and 'fair valuation,' and the calculations of assets and other property and debts, shall be determined in accordance with the applicable federal and California state laws in effect on the date hereof governing the determination of the insolvency of a debtor and to further the intent of all parties hereto to maximize the amount payable by the Guarantor without rendering it insolvent or leaving it with an unreasonably small amount of capital in relation to its business, in either case, at the applicable date for the determination of the incurrence of its obligations hereunder; provided, however, the Guarantor agrees, to the maximum extent permitted by law, that 'fair valuation' of the Guarantor's and its subsidiaries' assets and other properties means the fair market sales price as would be obtained in an arms-length transaction between competent, informed and willing parties under no compulsion to sell or buy or collections thereof obtained in the ordinary course of business and 'fair valuation' of its debts means the amount, in light of the applicable circumstances, at the time, for which the Guarantor or its subsidiaries is liable for matured known liquidated liabilities or would reasonably be expected to become liable on contingent or unliquidated liabilities as they mature and taking into consideration the nature of any such contingency and the probability that liability would be imposed.

         10. The Guarantor represents and warrants for and with respect to itself that:

                             FISHER-PRICE GUARANTY

                                     F-1-6

          (a) The Guarantor is a corporation duly organized and existing under the laws of the state of California, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges have complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or under any instrument or agreement required hereunder;

          (b) The execution, delivery and performance of this Guaranty and any instrument or agreement required hereunder are within the power of the Guarantor, have been duly authorized by, and are not in conflict with the terms of any charter, by-law or other organization papers of, the Guarantor;

          (c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Agent and the Guarantied Parties;

          (d) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Guarantor, which would be contravened by the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder;

          (e) This Guaranty is a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity;

          (f) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

          (g) The execution, delivery and performance by the Guarantor of this Guaranty does not constitute, to the best

                             FISHER-PRICE GUARANTY

                                     F-1-7
knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

          11. Any one of the following events shall constitute an "Event of Bankruptcy:"

          (a) The Guarantor or the Company is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing;

          (b) An involuntary petition is filed against the Guarantor or the Company under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Guarantor or the Company, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

Upon the occurrence of an Event of Bankruptcy, without notice or demand, any and all of the Guarantor's obligations under this Guaranty shall become due, payable and enforceable against the Guarantor whether or not the Obligations are then due and payable.

          12. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, in care of the Company.

          13. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by the Guarantor without the prior written consent of the Agent and the Guarantied Parties which shall be in the Agent's and the Guarantied Parties' sole and absolute discretion.

          14. No failure or delay by the Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof

                             FISHER-PRICE GUARANTY
                                     F-1-8
or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         15. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

         16. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

         17. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California without reference to the principles of conflicts of laws thereof.

         18. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         19. Terms not defined herein shall have the meanings assigned to them in the Credit Agreement.

         20. Any indebtedness of the Company now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Company to the Agent and the Guarantied Parties; and such indebtedness of the Company to the Guarantor if the Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Agent and the Guarantied Parties and be paid over to the Agent on account of the indebtedness of the Company to the Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this guaranty.

         21. It is not necessary for the Guarantied Parties to inquire into the powers of any Guaranteed Party or of the officers, directors or agents acting or purporting to act on its

                             FISHER-PRICE GUARANTY

                                     F-1-9
behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


                  Executed as of the 13th day of March 1997.


                  FISHER-PRICE, INC.


                  By:______________________
                  Title:___________________


                  BANK OF AMERICA NATIONAL TRUST
                  SAVINGS ASSOCIATION, as
                  Agent


                  By:______________________
                         Vice President

                             FISHER-PRICE GUARANTY

                                    F-1-10

                                                                     EXHIBIT F-2
                                                                     -----------



                              MATTEL SALES CORP.
                              ------------------
                FIRST AMENDED AND RESTATED CONTINUING GUARANTY
                ----------------------------------------------

TO:  Bank of America National Trust
     and Savings Association, as Agent ("Agent")


                            PRELIMINARY STATEMENTS:

         A. Concurrently herewith, Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Domestic Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent"), are entering into a First Amended and Restated Credit Agreement dated as of even date herewith (said agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement).

         B. Certain Subsidiaries of the Company that are incorporated in a jurisdiction outside of the United States of America (the "Foreign Subsidiaries") have entered into credit facilities with one or more Banks or foreign affiliates of the Banks (the "Foreign Banks"), and the Company has guarantied the obligations of such Foreign Subsidiaries under such credit facilities pursuant to one or more guaranties (the "Foreign Subsidiary Guaranties"), and it is contemplated that one or more Foreign Subsidiaries may hereafter enter into such credit facilities with one or more Foreign Banks, and that the Company may guaranty the obligations of such Foreign Subsidiaries thereunder pursuant to one or more Foreign Subsidiary Guaranties.

         C. It is a condition precedent to the effectiveness of the Credit Agreement that the Guarantor enter into this Continuing Guaranty guarantying all obligations of every nature of the Company and Fisher-Price from time to time owed under or in respect of (i) the Credit Agreement, the Loans, and the other Loan Documents (all such obligations are referred to herein as the "Domestic Bank Obligations"), (ii) the Foreign Subsidiary Guaranties (such obligations are referred to herein as the "Foreign Subsidiary Guaranty Obligations") and (iii) any letters of credit issued by a Bank in its individual capacity for the account of the Company outside the Credit Agreement (such

                             MATTEL SALES GUARANTY

                                     F-2-1
obligations are referred to herein as the "Company Letter of Credit
Obligations").


         D. This Guaranty amends and restates the Continuing Guaranty dated as of March 10, 1995 delivered by the Guarantor.


         NOW, THEREFORE, the Guarantor agrees as follows:

         1. For valuable consideration, the undersigned Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Domestic Bank Obligations, Foreign Subsidiary Guaranty Obligations and Company Letter of Credit Obligations owing to the Agent, the Domestic Banks, the Foreign Banks and the Agent (collectively, the "Guarantied Parties"). The terms Domestic Bank Obligations, Foreign Subsidiary Guaranty Obligations and Company Letter of Credit Obligations (hereinafter collectively referred to as the "Obligations") are used herein in their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Company to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by the Guarantor shall not reduce its maximum obligation hereunder.

         3. The Guarantor agrees that it is directly and primarily liable to the Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against

                             MATTEL SALES GUARANTY
                                    F-2-2
the Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Agent and the Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

         4. The obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor:

          (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

          (b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

          (c) the waiver of the payment, performance or observance of any of the Obligations;

          (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

          (e) any failure, omission or delay on the part of the Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

          (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

          (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

                             MATTEL SALES GUARANTY
                                     F-2-3

          (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

     To the extent any of the foregoing refers to any actions which the Agent or the Guarantied Parties may take, the Guarantor hereby agrees that the Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

         5.  The Guarantor hereby waives:

          (a) any and all rights to require the Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Agent or the Guarantied Parties on account of the Obligations;

          (b) any right to assert against the Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Company or any other party liable to the Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

          (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

          (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of the Guarantor to proceed against the Company, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Company, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

                             MATTEL SALES GUARANTY
                                     F-2-4

          (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled; and

          (f) without limiting the generality of the foregoing, the Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

         6. The Guarantor hereby agrees that unless and until all Obligations have been paid to the Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation if any, against the Company and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         7. The Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Agent or the Guarantied Parties to disclose to it any information which the Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

         8. The Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         9. Notwithstanding anything to the contrary contained herein, the Guarantor's liability pursuant to this Guaranty shall

                             MATTEL SALES GUARANTY
                                     F-2-5
be limited to the greater of: (a) the 'reasonably equivalent value,' received by the Guarantor or any of its subsidiaries arising out of the Loan Documents (including, without limitation, repayment of intercompany or third party debt of, investments made in, and capital contributions, advances and loans made to, the Guarantor or any of its subsidiaries, directly or indirectly, by Company or any other subsidiary with, or as a direct or indirect result of obtaining, the proceeds of any credit extended under the Loan Documents) in exchange for or in connection with the Guarantor's guaranty of the Obligations, and (b) 95% of the excess of (i) a 'fair valuation' of the amount of the assets and other property of the Guarantor and its subsidiaries taken as a whole as of the applicable date of determination of the incurrence of the Guarantor's obligations hereunder over
(ii) a 'fair valuation' of the Guarantor's and its subsidiaries' debts taken as a whole as of such date, but excluding liabilities arising under this Guaranty and excluding all liabilities owing by Guarantor and its subsidiaries taken as a whole to the Company or any other Subsidiary or otherwise subordinated to the Guarantor's obligations hereunder, it being understood that a portion of such indebtedness owing to Company shall be discharged on a dollar-for-dollar basis in an amount equal to the amount paid by Guarantor hereunder. The meaning of the terms 'reasonably equivalent value' and 'fair valuation,' and the calculations of assets and other property and debts, shall be determined in accordance with the applicable federal and California state laws in effect on the date hereof governing the determination of the insolvency of a debtor and to further the intent of all parties hereto to maximize the amount payable by the Guarantor without rendering it insolvent or leaving it with an unreasonably small amount of capital in relation to its business, in either case, at the applicable date for the determination of the incurrence of its obligations hereunder; provided,
                                                                      --------
however, the Guarantor agrees, to the maximum extent permitted by law, that
-------
'fair valuation' of the Guarantor's and its subsidiaries' assets and other properties means the fair market sales price as would be obtained in an arms-length transaction between competent, informed and willing parties under no compulsion to sell or buy or collections thereof obtained in the ordinary course of business and 'fair valuation' of its debts means the amount, in light of the applicable circumstances, at the time, for which the Guarantor or its subsidiaries is liable for matured known liquidated liabilities or would reasonably be expected to become liable on contingent or unliquidated liabilities as they mature and taking into consideration the nature of any such contingency and the probability that liability would be imposed.

         10. The Guarantor represents and warrants for and with respect to itself that:

                             MATTEL SALES GUARANTY
                                     F-2-6

          (a) The Guarantor is a corporation duly organized and existing under the laws of the state of California, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges have complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or under any instrument or agreement required hereunder;

          (b) The execution, delivery and performance of this Guaranty and any instrument or agreement required hereunder are within the power of the Guarantor, have been duly authorized by, and are not in conflict with the terms of any charter, by-law or other organization papers of, the Guarantor;

          (c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Agent and the Guarantied Parties;

          (d) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Guarantor, which would be contravened by the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder;

          (e) This Guaranty is a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity;

          (f) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

          (g) The execution, delivery and performance by the Guarantor of this Guaranty does not constitute, to the best

                             MATTEL SALES GUARANTY
                                     F-2-7
knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

         11. Any one of the following events shall constitute an "Event of Bankruptcy:"

         (a) The Guarantor or the Company is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing;

         (b) An involuntary petition is filed against the Guarantor or the Company under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Guarantor or the Company, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

Upon the occurrence of an Event of Bankruptcy, without notice or demand, any and all of the Guarantor's obligations under this Guaranty shall become due, payable and enforceable against the Guarantor whether or not the Obligations are then due and payable.

         12. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, in care of the Company.

         13. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by the Guarantor without the prior written consent of the Agent and the Guarantied Parties which shall be in the Agent's and the Guarantied Parties' sole and absolute discretion.

         14. No failure or delay by the Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof

                             MATTEL SALES GUARANTY

                                     F-2-8
or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         15. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

         16. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

         17. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California without reference to the principles of conflicts of laws thereof.

         18. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         19. Terms not defined herein shall have the meanings assigned to them in the Credit Agreement.

         20. Any indebtedness of the Company now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Company to the Agent and the Guarantied Parties; and such indebtedness of the Company to the Guarantor if the Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Agent and the Guarantied Parties and be paid over to the Agent on account of the indebtedness of the Company to the Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this guaranty.

         21. It is not necessary for the Guarantied Parties to inquire into the powers of any Guaranteed Party or of the

                             MATTEL SALES GUARANTY

                                     F-2-9
officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


                              Executed as of the 13th day of March 1997.


                              MATTEL SALES CORP.


                              By:______________________________
                              Title:___________________________


                              BANK OF AMERICA NATIONAL TRUST
                              SAVINGS ASSOCIATION, as
                              Agent


                              By: _____________________________
                                          Vice President

                             MATTEL SALES GUARANTY

                                     F-2-10

                                                                     EXHIBIT G-1
                                                                     -----------

                              FISHER-PRICE, INC.
                              ------------------
              FIRST AMENDED AND RESTATED SUBORDINATION AGREEMENT
              --------------------------------------------------


Bank of America National
  Trust and Savings Association, as Agent
  ("Agent")


Gentlemen:

         The undersigned, ___________________________, a _________________
corporation (hereinafter referred to as "Creditor") is a creditor of Fisher-Price, Inc., a Delaware corporation (hereinafter referred to as "Fisher-Price").

         A. Concurrently herewith, Mattel, Inc. (the "Company"), the Banks named therein (the "Domestic Banks") and Bank of America, as agent (the "Agent"), are entering into a First Amended and Restated Credit Agreement dated as of even date herewith (said credit agreement, as it may hereafter be amended, continued, renewed, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Credit Agreement"). Terms not defined herein have the meanings assigned to them in the Credit Agreement.

         B. Certain Subsidiaries of the Company that are incorporated in a jurisdiction outside of the United States of America (the "Foreign Subsidiaries") have entered, or may from time to time enter, into credit facilities with one or more Banks or foreign affiliates of the Banks (the "Foreign Banks"), and the Company has guarantied, or may from time to time guaranty, the obligations of such Foreign Subsidiaries thereunder pursuant to one or more guaranties (the Foreign Subsidiary Guaranties"). From time to time Banks in their individual capacity may issue letters of credit for the account of the Company outside the Credit Agreement (the "Company Letters of Credit"). The Domestic Banks and the Foreign Banks are collectively referred to herein as the "Banks."

         C. Concurrently herewith Fisher-Price is entering into a Continuing Guaranty dated as of even date herewith guarantying all obligations of every nature of the Company and Mattel Sales from time to time owed under or in respect of the Credit Agreement, the loans thereunder, the other Loan Documents (as

                     FISHER-PRICE SUBORDINATION AGREEMENT

                                     G-1-1
defined therein) and the Foreign Subsidiary Guaranties and the Company Letters of Credit.

         D. This Agreement amends and restates the Subordination Agreement dated as of March 10, 1995 delivered by the Creditor.

         E. It is a condition precedent to the effectiveness of the Credit Agreement that Creditor enter into this Fisher-Price Subordination Agreement. For the purpose of inducing the Banks to grant, continue or renew such financial accommodations to the Company, and in consideration thereof, Creditor agrees as follows:


         1. Any and all claims of Creditor against Fisher-Price, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which Banks or Agent may have against Fisher-Price (including any claim by Banks or Agent for interest accruing after any assignment for the benefit of creditors by Fisher-Price or the institution by or against Fisher-Price of any proceedings under the Bankruptcy Act, or any claim by Bank for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

         2. Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which Creditor may hold against Fisher-Price, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to file or join in any petition to commence any proceeding under the Bankruptcy Act, nor to take any lien or security on any of Fisher-Price' property, real or personal, so long as any claim of Banks or Agent against Fisher-Price shall exist.

         3. In case of any assignment for the benefit of creditors by Fisher-Price or in case any proceedings under the Bankruptcy Act are instituted by or against Fisher-Price, or in case of the appointment of any receiver for Fisher-Price's business or assets, or in case of any dissolution or winding up of the affairs of Fisher-Price: (a) Creditor and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Agent on behalf of itself and the Banks the full amount of Banks' and Agent's claims against Fisher-Price (including interest to the date of payment) before making any payment of principal or interest to Creditor under any indebtedness, and insofar as may be necessary for that purpose, Creditor hereby assigns and transfers to Agent on behalf of itself and the Banks all security
                     FISHER-PRICE SUBORDINATION AGREEMENT

                                     G-1-2
or the proceeds thereof and all rights to any payments, dividends or other distributions, and (b) Creditor hereby irrevocably constitutes and appoints Agent its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditor, and to otherwise vote Creditor's claim in respect of any indebtedness now or hereafter owing from Fisher-Price to Creditor in any manner Agent deems appropriate for its and the Banks' benefit and protection.

         4. Agent on behalf of itself and the Banks is hereby authorized by Creditor to from time to time: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of Banks against Fisher-Price or the Company or any part thereof,
(b) increase or decrease any rate of interest payable thereon, (c) exchange, enforce, waive, release, or fail to perfect any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as Agent acting on its behalf and on behalf of the Banks may at its discretion determine, (e) release Fisher-Price, the Company or any other guarantor of any indebtedness of the Company from liability, and (f) make optional future advances to the Company, all without notice to Creditor and without affecting the subordination provided by this Agreement.

         5. Creditor acknowledges and agrees that Creditor shall have the sole responsibility for obtaining from Fisher-Price or the Company such information concerning Fisher-Price's or the Company's financial condition or business operations as Creditor may require, and that neither the Agent nor the Banks has any duty at any time to disclose to Creditor any information relating to the business operations or financial condition of Fisher-Price or the Company.

         6. On request of Agent, Creditor shall deliver to the Agent the original of any promissory note or other evidence of any existing or future indebtedness of Fisher-Price to Creditor, and mark same with a conspicuous legend which reads substantially as follows:

         "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR
         FUTURE INDEBTEDNESS OWING FROM THE MAKER TO BANK OF AMERICA NT&SA, AS AGENT, AND ITS ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION

                     FISHER-PRICE SUBORDINATION AGREEMENT

                                     G-1-3

         AGREEMENT DATED MARCH 13, 1997 BETWEEN [CREDITOR] AND BANK OF AMERICA NT&SA, AS AGENT."

         7. In the event that any payment or any cash or noncash distribution is made to Creditor in violation of the terms of this Agreement, Creditor shall receive same in trust for the benefit of Banks and Agent, and shall forthwith remit it to Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to Agent and/or Banks.

         8. For violation of this Agreement, Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation Agent, acting on behalf of the Banks, may accelerate the maturity of any of its existing or future claims against Fisher-Price.

         9. This Agreement shall be binding upon the heirs, successors and assigns of Fisher-Price, Creditor and Bank. This Agreement and any existing or future claim of Agent or the Banks against Fisher-Price may be assigned by Agent, the Banks, in whole or in part, without notice to Fisher-Price or Creditor.

         10. Notwithstanding the provisions of Section 2, so long as there has been no occurrence of any default under any agreement between Fisher-Price or the Company and the Agent and the Banks, now existing or hereafter entered into, Creditor may receive regularly scheduled principal and interest payments on any indebtedness.

                                        __________________________
                               Creditor

                               By: ______________________________

                     FISHER-PRICE SUBORDINATION AGREEMENT

                                     G-1-4

             ACCEPTANCE OF SUBORDINATION AGREEMENT BY FISHER-PRICE



         The undersigned being the company named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to Bank of America National Trust and Savings Association, as Agent, and the Banks (as defined therein) and their respective successors and assigns, and to perform in accordance therewith.


Dated:__________________________                  FISHER-PRICE, INC.


                         By: ________________________

                     FISHER-PRICE SUBORDINATION AGREEMENT

                                     G-1-5

                                                                     EXHIBIT G-2


                              MATTEL SALES CORP.
                              ------------------
              FIRST AMENDED AND RESTATED SUBORDINATION AGREEMENT
              --------------------------------------------------



Bank of America National
  Trust and Savings Association, as Agent
  ("Agent")


Gentlemen:

         The undersigned, ___________________________, a _________________
corporation (hereinafter referred to as "Creditor") is a creditor of Mattel Sales Corp., a California corporation (hereinafter referred to as "Mattel Sales").

         A. Concurrently herewith, Mattel, Inc. (the "Company"), the Banks named therein (the "Domestic Banks") and Bank of America, as agent (the "Agent"), are entering into a First Amended and Restated Credit Agreement dated as of even date herewith (said credit agreement, as it may hereafter be amended, continued, renewed, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Credit Agreement"). Terms not defined herein have the meanings assigned to them in the Credit Agreement.

         B. Certain Subsidiaries of the Company that are incorporated in a jurisdiction outside of the United States of America (the "Foreign Subsidiaries") have entered, or may from time to time enter, into credit facilities with one or more Banks or foreign affiliates of the Banks (the "Foreign Banks"), and the Company has guarantied, or may from time to time guaranty, the obligations of such Foreign Subsidiaries thereunder pursuant to one or more guaranties (the Foreign Subsidiary Guaranties"). From time to time Banks in their individual capacity may issue letters of credit for the account of the Company outside the Credit Agreement (the "Company Letters of Credit"). The Domestic Banks and the Foreign Banks are collectively referred to herein as the "Banks."

         C. Concurrently herewith Mattel Sales is entering into a Continuing Guaranty dated as of even date herewith guarantying all obligations of every nature of the Company and Fisher-Price from time to time owed under or in respect of the Credit Agreement, the loans thereunder, the other Loan Documents (as

                     MATTEL SALES SUBORDINATION AGREEMENT

                                     G-2-1
defined therein) and the Foreign Subsidiary Guaranties and the Company Letters of Credit.

         D. This Agreement amends and restates the Subordination Agreement dated as of March 10, 1995 delivered by the Creditor.

         E. It is a condition precedent to the effectiveness of the Credit Agreement that Creditor enter into this Mattel Sales Subordination Agreement. For the purpose of inducing the Banks to grant, continue or renew such financial accommodations to the Company, and in consideration thereof, Creditor agrees as follows:


         1. Any and all claims of Creditor against Mattel Sales, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which Banks or Agent may have against Mattel Sales (including any claim by Banks or Agent for interest accruing after any assignment for the benefit of creditors by Mattel Sales or the institution by or against Mattel Sales of any proceedings under the Bankruptcy Act, or any claim by Bank for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

         2. Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which Creditor may hold against Mattel Sales, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to file or join in any petition to commence any proceeding under the Bankruptcy Act, nor to take any lien or security on any of Mattel Sales' property, real or personal, so long as any claim of Banks or Agent against Mattel Sales shall exist.

         3. In case of any assignment for the benefit of creditors by Mattel Sales or in case any proceedings under the Bankruptcy Act are instituted by or against Mattel Sales, or in case of the appointment of any receiver for Mattel Sales's business or assets, or in case of any dissolution or winding up of the affairs of Mattel Sales: (a) Creditor and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Agent on behalf of itself and the Banks the full amount of Banks' and Agent's claims against Mattel Sales (including interest to the date of payment) before making any payment of principal or interest to Creditor under any indebtedness, and insofar as may be necessary for that purpose, Creditor hereby assigns and transfers to Agent on behalf of itself and the Banks all security

                     MATTEL SALES SUBORDINATION AGREEMENT

                                     G-2-2
or the proceeds thereof and all rights to any payments, dividends or other distributions, and (b) Creditor hereby irrevocably constitutes and appoints Agent its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditor, and to otherwise vote Creditor's claim in respect of any indebtedness now or hereafter owing from Mattel Sales to Creditor in any manner Agent deems appropriate for its and the Banks' benefit and protection.

         4. Agent on behalf of itself and the Banks is hereby authorized by Creditor to from time to time: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of Banks against Mattel Sales or the Company or any part thereof,
(b) increase or decrease any rate of interest payable thereon, (c) exchange, enforce, waive, release, or fail to perfect any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as Agent acting on its behalf and on behalf of the Banks may at its discretion determine, (e) release Mattel Sales, the Company or any other guarantor of any indebtedness of the Company from liability, and (f) make optional future advances to the Company, all without notice to Creditor and without affecting the subordination provided by this Agreement.

         5. Creditor acknowledges and agrees that Creditor shall have the sole responsibility for obtaining from Mattel Sales or the Company such information concerning Mattel Sales's or the Company's financial condition or business operations as Creditor may require, and that neither the Agent nor the Banks has any duty at any time to disclose to Creditor any information relating to the business operations or financial condition of Mattel Sales or the Company.

         6. On request of Agent, Creditor shall deliver to the Agent the original of any promissory note or other evidence of any existing or future indebtedness of Mattel Sales to Creditor, and mark same with a conspicuous legend which reads substantially as follows:

         "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR
         FUTURE INDEBTEDNESS OWING FROM THE MAKER TO BANK OF AMERICA NT&SA, AS AGENT, AND ITS ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION

                     MATTEL SALES SUBORDINATION AGREEMENT

                                     G-2-3

         AGREEMENT DATED MARCH 13, 1997 BETWEEN [CREDITOR] AND BANK OF AMERICA NT&SA, AS AGENT."

         7. In the event that any payment or any cash or noncash distribution is made to Creditor in violation of the terms of this Agreement, Creditor shall receive same in trust for the benefit of Banks and Agent, and shall forthwith remit it to Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to Agent and/or Banks.

         8. For violation of this Agreement, Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation Agent, acting on behalf of the Banks, may accelerate the maturity of any of its existing or future claims against Mattel Sales.

         9. This Agreement shall be binding upon the heirs, successors and assigns of Mattel Sales, Creditor and Bank. This Agreement and any existing or future claim of Agent or the Banks against Mattel Sales may be assigned by Agent, the Banks, in whole or in part, without notice to Mattel Sales or Creditor.

         10. Notwithstanding the provisions of Section 2, so long as there has been no occurrence of any default under any agreement between Mattel Sales or the Company and the Agent and the Banks, now existing or hereafter entered into, Creditor may receive regularly scheduled principal and interest payments on any indebtedness.

                                   _________________________
                          Creditor

                          By: ______________________________

                     MATTEL SALES SUBORDINATION AGREEMENT

                                     G-2-4

             ACCEPTANCE OF SUBORDINATION AGREEMENT BY MATTEL SALES



         The undersigned being the company named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to Bank of America National Trust and Savings Association, as Agent, and the Banks (as defined therein) and their respective successors and assigns, and to perform in accordance therewith.


Dated:_____________________                     MATTEL SALES CORP.


                           By: _____________________

                     MATTEL SALES SUBORDINATION AGREEMENT

                                     G-2-5

                                                                       EXHIBIT H
                                                                       ---------



                         CHANGE IN COMMITMENTS NOTICE
                         ----------------------------

                             For Credit Agreement
                                      and
                     Transfer and Administration Agreement



TO:  Bank of America National Trust
      and Savings Association, as Agent
     555 South Flower Street, 11th Floor
     Los Angeles, CA  90071
     Attention:  Janice Hammond
                 Agency Management - Los Angeles #20529

     NationsBank of Texas, N.A., as Agent
     444 South Flower Street, Suite 1500
     Los Angeles, Ca 90071-2901
     Attention:  Tom Scharfenberg

Gentlemen:

     Pursuant to (a) Section 2.5 of that certain First Amended and Restated Credit Agreement dated as of March 13, 1997, as amended (the "Credit Agreement") among Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent") and/or (b) Section 2.11 of that certain Second Amended and Restated Transfer and Administration Agreement dated as of March 13, 1997, as amended, among Mattel Sales Corp. and Fisher-Price, Inc., as transferors, the Company, as guarantor and servicer, the banks named therein, and NationsBank of Texas, N.A., as Transfer and Administration Agent, please effect the following changes in the Aggregate Receivables Commitment/Facility Limit and/or the Aggregate Loan Commitment:


     1.   Effective Date of Change:
          ------------------------

          ___________, ___, 19__

                         CHANGE IN COMMITMENTS NOTICE

     2.   Requested Change:
          ----------------

     a.   Please permanently reduce the [Aggregate Receivables
                             ------
          Commitment/Facility Limit] [Aggregate Loan Commitment] by
          $____________.

     b.   Please permanently terminate the [Aggregate Receivables Commitment]
                             ---------
          [Aggregate Loan Commitment].

     c.   Please reallocate $_______________ from the [Aggregate Receivables
                 ----------
          Commitment/Facility Limit] [Aggregate Loan Commitment] to the
                                                                 --
          [Aggregate Loan Commitment] [Aggregate Receivables Commitment/Facility Limit].

     3.   Summary of Changes:
          ------------------

                              Before Change       After Change
                              in Commitment/      in Commitment/
                              Facility Limit:     Facility Limit:
                              --------------      --------------

Aggregate Loan Commitment/Facility Limit:
----------------------------------------

Aggregate Loan Commitment     $_____________      $_____________

Aggregate Outstandings        $_____________      $_____________


Aggregate Receivables Commitment/Facility Limit:
-----------------------------------------------

Aggregate Receivables
Commitment/Facility Limit     $_____________      $_____________

Total Outstanding Investment  $_____________      $_____________

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                         CHANGE IN COMMITMENTS NOTICE

"Facility Limit" is used herein as defined in the above-referenced Amended and Restated Transfer and Administration Agreement.

DATED: ________________________

                                        MATTEL, INC.

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

*Signature required only                MATTEL SALES CORP.*
when Aggregate Receivables
Commitment changed
                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

*Signature required only                FISHER-PRICE, INC.
when Aggregate Receivables
Commitment changed
                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

                         CHANGE IN COMMITMENTS NOTICE

                                                                       EXHIBIT I
                                                                       ---------


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                                                          _______________, 19___
TO:  Bank of America National Trust
          and Savings Association, as Agent
     555 South Flower Street, 11th Floor
     Los Angeles, CA  90071
     Attention:  Janice Hammond
                 Agency Management - Los Angeles #20529


          Reference is made to that certain First Amended and Restated Credit Agreement dated as of March 13, 1997 (the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), among Mattel, Inc., a Delaware corporation (the "Company"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as Agent (the "Agent").

          1. We hereby give you notice of, and request your consent to, the assignment by ________________ (the "Assignor") to ________________ (the
"Assignee") of ___% of the right, title and interest of the Assignor in and to the Loan Documents, including without limitation the right, title and interest of the Assignor in and to the Loan Commitment of the Assignor, and all outstanding Loans made by the Assignor. Before giving effect to such assignment:

               (a) the aggregate amount of the Assignor's Loan Commitment is $_____________; and

               (b) as of the above date, the aggregate principal amount of its outstanding Loans is $_____________.

          2. The Assignor hereby represents and warrants that it has complied with the requirements of Section 10.1 of the Credit Agreement in connection with this assignment, including paying, or causing the payment of, the assignment fee thereunder to the Agent and concurrently assigning a ratable portion in the Transfer and Administration Agreement.

          3. The Assignee agrees that, upon receiving your consent to such assignment and from and after _____________, the Assignee will be bound by the terms of the Loan Documents, with respect to the interest in the Loan Documents assigned to it as specified above, as fully and to the same extent as if the

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE

Assignee were the Bank originally holding such interest in the Loan Documents.

          4.  The following administrative details apply to the Assignee:


               (a)  Designated Offshore Market Office:

                    Assignee name:  ______________________
                    Address:  ____________________________
                    Attention: ___________________________
                    Telephone:  (___) ____________________
                    Telecopier:  (___) ___________________
                    Telex (Answerback): __________________

               (b)  Domestic Lending Office:

                    Assignee name:  ______________________
                    Address:  ____________________________
                    Attention: ___________________________
                    Telephone:  (___) ____________________
                    Telecopier:  (___) ___________________
                    Telex (Answerback): __________________

               (c)  Notice Address:   ____________________

                    Assignee name:   _____________________
                    Address:  ____________________________
                              ____________________________
                              ____________________________
                    Attention: ___________________________
                    Telephone:  (___) ____________________
                    Telecopier:  (___) ___________________
                    Telex (Answerback): __________________

               (d)  Payment Instructions:

                    Account No.: _________________________
                             At: _________________________
                                 _________________________
                                 _________________________
                           Ref.: _________________________
                      Attention: _________________________

     IN WITNESS WHEREOF, the Assignor and the Assignee have

                     NOTICES OF ASSIGNMENT AND ACCEPTANCE
caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                   Very truly yours,

                                   [Name of Assignor]

                                   By:______________________
                                   Title:

                                   [Name of Assignee]

                                   By:______________________
                                   Title:


We hereby consent to the
foregoing assignment:

MATTEL, INC.


By: ___________________________
Title: ________________________


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Agent


By: ___________________________
          Vice President

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                                    SCHEDULE 1.1
                                                                    ------------

                                     BANK COMMITMENTS
                                     ----------------
Bank                          Pro Rata          Loan         Receivables       Facilities
----                            Share       Commitment       Commitment        Commitment
                                -----       ----------       ----------        ----------
Bank of America               12.000%       $72,000,000.00   $48,000,000.00    $120,000,000.00

NationsBank of Texas, N.A.     9.000         54,000,000.00    36,000,000.00      90,000,000.00

The Chase Manhattan Bank       9.000         54,000,000.00    36,000,000.00      90,000,000.00

The First National Bank of     7.500         45,000,000.00    30,000,000.00      75,000,000.00
Boston

PNC Bank, National             7.500         45,000,000.00    30,000,000.00      75,000,000.00
Association

Toronto Dominion (Texas),      7.500         45,000,000.00    30,000,000.00      75,000,000.00
Inc.

ABN AMRO Bank N.V.             7.500         45,000,000.00    30,000,000.00      75,000,000.00

Union Bank of California,      5.000         30,000,000.00    20,000,000.00      50,000,000.00
N.A.

Banque Nationale de Paris,     5.000         30,000,000.00    20,000,000.00      50,000,000.00
Los Angeles Agency

Dresdner Bank AG, New York     5.000         30,000,000.00    20,000,000.00      50,000,000.00
Branch and Grand Cayman
Branch

Istituto Bancario San          5.000         30,000,000.00    20,000,000.00      50,000,000.00
Paolo di Torino SpA

Manufacturers & Traders        5.000         30,000,000.00    20,000,000.00      50,000,000.00
Trust Co.

Citicorp USA, Inc.             5.000         30,000,000.00    20,000,000.00      50,000,000.00

Societe Generale               5.000         30,000,000.00    20,000,000.00      50,000,000.00

The Industrial Bank of
Japan, Limited, Los            5.000         30,000,000.00    20,000,000.00      50,000,000.00
Angeles Agency
                            ===========     ==============   ==============      =============
TOTAL                        100.000%      $600,000,000.00  $400,000,000.00     $1,000,000,000.

                                                                    SCHEDULE 5.3
                                                                    ------------


                     MATERIAL SUBSIDIARIES OF THE COMPANY
                     ------------------------------------

                                                                    Percentage
                                                                     of Voting
                                                                    Securities
                                                                       Owned
                              Jurisdiction                         Directly or
     Subsidiaries/1/            in Which               Parent       Indirectly
                               Organized                             By Parent
================================================================================
Arco Toys, Limited           Honk Kong              Mattel, Inc.       100%

Fisher-Price, Inc.           Delaware               Mattel, Inc.       100%

Mattel Europa B.V.           The                    Mattel, Inc.       100%
                             Netherlands

Mattel Holding, Inc.         Delaware               Mattel, Inc.       100%

Mattel Operations, Inc.      Delaware               Mattel, Inc.       100%

Mattel Sales Corp.           California             Mattel, Inc.       100%

______________________
   /1/All of the subsidiaries listed above are included in the Consolidated Financial Statements. These subsidiaries meet the criteria defined in Rule 1-02
(w) of Regulation S-X.

                                                                   SCHEDULE 5.11
                                                                   -------------


                              MATERIAL LITIGATION
                              -------------------

       1.   Greenwald v. Mattel, Inc. (Case No. YC 025 008) filed October 13,
            -------------------------
1995 in the Superior Court of the State of California, County of Los Angeles.


       2.   Lewis v. Vogelstein et al. (Case No. 14954) filed April 23, 1996 in
            --------------------------
the Delaware Court of Chancery, New Castle County.


Further information relating to these matters is set forth in the Company's periodic filings under the Exchange Act.

                                                                    SCHEDULE 7.2
                                                                    ------------


                                 CERTAIN LIENS
                                 -------------


1. Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 6.3;

2. Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

3. Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

4. Any attachment or judgment Lien, if the judgment or order it secures is less than $20,000,000, or $40,000,000 in the aggregate for all such judgments or orders in any calendar year; or any other attachment or judgment Lien, if the judgment or order it secures shall, within 45 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 45 days after the expiration of any such stay;

5. Leases or subleases granted to others not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries;

6. Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

7.     Any interest or title of a lessor under any lease.

                                                                   SCHEDULE 10.6
                                                                   -------------


                   ADDRESSES FOR NOTICES AND LENDING OFFICES
                   -----------------------------------------

COMPANY
-------

Mattel, Inc.
333 Continental Blvd.
El Segundo, California 90010
Attention:  William Stavro
            Senior Vice President and Treasurer
            Telephone:  (310)  252-3202
            Facsimile:  (310)  252-3215

with a copy to the Corporate Counsel


BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  AS AGENT

Notices of Borrowing and Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 13th Floor
San Francisco, California 94103
Attention:  Nancy Li
            Telephone: (415) 436-4017
            Facsimile: (415) 436-2700

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of America National Trust
and Savings Association
555 South Flower Street, 11th Floor
Los Angeles, CA  90071
Attention:  Janice Hammond
            Vice President
            Agency Management - Los Angeles #20529
            Telephone:  (213) 228-9861
            Facsimile:  (213) 228-2299

BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  AS A BANK

Domestic and Eurodollar Lending Office:
Payment Services Operations #5693
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520
Attention:  Cheryl Davidson
            Telephone:  (510) 675-7154
            Facsimile:  (510) 675-7531 or (510) 675-7519

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of America National Trust
and Savings Association
555 Flower Street, 11th Floor
Los Angeles, California 90071
Attention:  Robert W. Troutman
            Managing Director
            Credit Products #5618
            Telephone:  (213) 228-3866
            Facsimile:  (213) 623-7923


NATIONSBANK OF TEXAS, N.A.
--------------------------

Domestic and Eurodollar Lending Office and Notices:

NationsBank of Texas, N.A.
901 Main Street
Dallas, Texas 75202-3714
Attention:  Marie Lancaster
            Telephone:  (214) 508-2158
            Facsimile:  (214) 508-2515

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

NationsBank of Texas, N.A.
444 S. Flower Street, Suite 1500
Los Angeles, California  90071
Attention:  Tom Scharfenberg
            Senior Vice President
            Telephone:  (213) 236-4923
            Facsimile:  (213) 624-5815

THE CHASE MANHATTAN BANK
------------------------

Domestic and Eurodollar Lending Office and Notices:

The Chase Manhattan Bank
270 Park Avenue, 10th Floor
New York, New York 10017
Attention:  Miranda Chin
            Telephone:  (212) 622-0836
            Facsimile:  (212) 622-0130

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

The Chase Manhattan Bank
101 California Street, Suite 2725
San Francisco, California 94111
Attention:  Ted Swimmer
            Vice President-Finance
            Telephone:  (415) 954-9552
            Facsimile:  (415) 954-9583


THE FIRST NATIONAL BANK OF BOSTON
---------------------------------

Domestic and Eurodollar Lending Office and Notices:

The First National Bank of Boston
U.S. Corporate Division, Mail Stop 01-09-06
100 Federal Street, 6th Floor
Boston, Massachusetts  02110
Attention:  Carol Rousseau
            Telephone:  (617) 434-5777
            Facsimile:  (617) 434-0630

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

The First National Bank of Boston
U.S. Corporate Division, Mail Stop 01-09-06
100 Federal Street, 6th Floor
Boston, Massachusetts  02110
Attention:  Debra L. Zurka
            Vice President
            Telephone:  (617) 434-2683
            Facsimile:  (617) 434-0630

PNC BANK, NATIONAL ASSOCIATION
------------------------------

Domestic and Eurodollar Lending Office and Notices:

PNC Bank, National Association
Corporate Banking Loan Services
249 Fifth Avenue, 2nd Floor
Mail Stop P-1-POPP-02-4
Pittsburgh, PA 15222-2707
Attention:  Sally Hunter
            Telephone:  (412) 768-3807
            Facsimile:  (412) 768-4586

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

PNC Bank, National Association
Corporate Banking Loan Services
249 Fifth Avenue, 2nd Floor
Mail Stop P-1-POPP-02-4
Pittsburgh, PA 15222-2707
Attention:  David J. Egan
            Senior Vice President
            Telephone:  (412) 762-5932
            Facsimile:  (412) 768-4586


TORONTO DOMINION (TEXAS), INC.
------------------------------

Domestic and Eurodollar Lending Office and Notices:

Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010
Attention:  Dave Parker
            Telephone:  (713) 653-8245
            Facsimile:  (713) 951-9921

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010
Attention:  John Geresi
            Director - Corporate Accounting
            Telephone:  (713) 653-8207
            Facsimile:  (713) 652-2647

ABN AMRO BANK N.V.
------------------

Domestic and Eurodollar Lending Office and Notices:

ABN AMRO Bank N.V.
Los Angeles International Branch
300 South Grand Avenue, Suite 1115
Los Angeles, California  90071
Attention:  Hela Schmidt
            Loan Department
            Telephone:  (213) 687-2026
            Facsimile:  (213) 687-2085

            Kamel Ghurani
            Operations Manager
            Telephone:  (213) 687-2065
            Facsimile:  (213) 687-2085

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

ABN AMRO Bank N.V.
Los Angeles International Branch
300 South Grand Avenue, Suite 1115
Los Angeles, California  90071
Attention:  Matthew S. Thompson
            Group Vice President/Director
            Telephone:  (213) 687-2053
            Facsimile:  (213) 687-2061

UNION BANK OF CALIFORNIA, N.A.
------------------------------

Domestic and Eurodollar Lending Office and Notices:

Union Bank of California, N.A.
550 S. Hope Street, 3rd Floor
Los Angeles, California 90071
Attention:  Hisako Sakamoto/Amelita Akin
            Telephone:  (213) 243-3522
            Facsimile:  (213) 629-0147

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Union Bank of California, N.A.
550 S. Hope Street, 3rd Floor
Los Angeles, California 90071
Attention:  Scott M. Lane
            Vice President
            Telephone:  (213) 243-3512
            Facsimile:  (213) 243-3552

BANQUE NATIONALE DE PARIS
-------------------------

Domestic and Eurodollar Lending Office and Notices:

Banque Nationale de Paris
725 South Figueroa Street, Suite 2090
Los Angeles, CA  90017
Attention:  Mitchell Ozawa
            Vice President
            Telephone:  (213) 688-6416
            Facsimile:  (213) 488-9602

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Banque Nationale de Paris
725 South Figueroa Street, Suite 2090
Los Angeles, CA  90017
Attention:  Mitchell Ozawa
            Vice President
            Telephone:  (213) 688-6416
            Facsimile:  (213) 488-9602


DRESDNER BANK AG, New York Branch and
-------------------------------------
  Grand Cayman Branch
---------------------

Domestic and Eurodollar Lending Office and Notices:

Dresdner Bank Aktiengesellschaft
New York Branch
75 Wall Street
New York, New York 10005-2889
Attention:  Feixiao Dai
            Credit Services
            Telephone:  (212) 574-0269
            Facsimile:  (212) 574-0130

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Dresdner Bank
Los Angeles Agency
333 S. Grand Avenue, Suite 1700
Los Angeles, CA  90017
Attention:  Jon M. Bland
            Senior Vice President
            Telephone:  (213) 473-5410
            Facsimile:  (213) 473-5450

ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA
-----------------------------------------

Domestic and Eurodollar Lending Office and Notices:

Istituto Bancario San Paolo di Torino SpA
New York Branch, 35th Floor
245 Park Avenue
New York, New York 10167
Attention:  Alessandro Garelli
            Telephone:  (212) 692-3170
            Facsimile:  (212) 599-5303

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Istituto Bancario San Paolo di Torino SpA
444 S. Flower Street, Suite 4550
Los Angeles, California 90071
Attention:  Don Brown
            CFA/FVP/General Manager
            Telephone:  (213) 489-3105
            Facsimile:  (213) 622-2514


MANUFACTURERS & TRADERS TRUST CO.
---------------------------------

Domestic and Eurodollar Lending Office and Notices:

Manufacturers & Traders Trust Co.
One Fountain Plaza, 12th Floor
Buffalo, New York 14203-1495
Attention:  Patricia J. Gustina
            Telephone:  (716) 848-7357
            Facsimile:  (716) 848-7318

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Manufacturers & Traders Trust Co.
One Fountain Plaza, 12th Floor
Buffalo, New York 14203-1495
Attention:  Geoffrey R. Fenn
            Vice President
            Telephone:  (716) 848-7335
            Facsimile:  (716) 848-7318

THE INDUSTRIAL BANK OF JAPAN, LIMITED
-------------------------------------
Los Angeles Agency
------------------

Domestic and Eurodollar Lending Office:

The Industrial Bank of Japan, Limited
Los Angeles Agency
350 South Grand, Suite 1500
Los Angeles, CA 90071
Attention:  Lynn Santos/Sue Tam
            Officer
            Telephone:  (213) 893-6345/6498
            Facsimile:  (213) 688-7486

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

The Industrial Bank of Japan, Limited
Los Angeles Agency
350 South Grand Avenue, Suite 1500
Los Angeles, CA 90071
Attention:  Blake Seaton
            Vice President
            Telephone:  (213) 893-6448
            Facsimile:  (213) 488-9840


CITICORP USA, INC.
------------------

Domestic and Eurodollar Lending Office:

Citibank, N.A.
One Court Square, 7th Floor
Long Island City, NY 11120
Attention:  Mark Wrigley
            Telephone:  (718) 248-5732
            Facsimile:  (718) 248-4845

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Citicorp Securities Markets, Inc.
725 South Figueroa Street, 5th Floor
Los Angeles, CA  90017
Attention:  Deborah Ironson
            Telephone:  (213) 239-1424
            Facsimile:  (213) 623-3592